UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Merrimack Pharmaceuticals, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MERRIMACK PHARMACEUTICALS, INC.

One Broadway, 14th Floor

Cambridge, MA 02142

April 22, 2021

Dear Merrimack Pharmaceuticals, Inc. Stockholder:

You are cordially invited to our Annual Meeting of Stockholders on Thursday, June 10, 2021, beginning at 10:00 a.m., Eastern time, via the Internet at a virtual web conference at www.meetingcenter.io/293585146. The enclosed notice of annual meeting of stockholders sets forth the proposals that will be presented at the meeting, which are described in more detail in the enclosed proxy statement. Our board of directors recommends that you vote “FOR” each of the director nominees in Proposal 1 (Gary L. Crocker, Eric D. Andersen, Noah G. Levy, Ulrik B. Nielsen and Russell T. Ray), “FOR” Proposal 2 (“say-on-pay”), “FOR” Proposal 3 (annual frequency of “say-on-pay” votes), “FOR” Proposal 4 (ratification of our independent auditors), and “FOR” Proposal 5 (approval of the 2021 Incentive Award Plan).

To support the health and well-being of our stockholders, officers and directors in light of the continuing risk of COVID-19, our annual meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the annual meeting in person. This means that you can attend the annual meeting online, vote your shares during the online meeting and submit questions during the online meeting by visiting the above-mentioned Internet site. In light of the public health and safety concerns related to COVID-19, we believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world.

Your vote is important. Whether or not you plan to attend the annual meeting online, please vote as soon as possible. Voting by proxy will ensure your representation at the virtual meeting if you do not attend online. Please review the instructions on the proxy card regarding your voting options.

Very truly yours,

Gary L. Crocker

President

MERRIMACK PHARMACEUTICALS, INC.

One Broadway, 14th Floor

Cambridge, MA 02142

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on Thursday, June 10, 2021

The 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) of Merrimack Pharmaceuticals, Inc., a Delaware corporation (“Merrimack” or the “Company”), will be held on Thursday, June 10, 2021, at 10:00 a.m., Eastern time, via the Internet at a virtual web conference at www.meetingcenter.io/293585146, to consider and act upon the following matters:

1.	To elect five directors for a one year term, to hold office until the 2022 Annual Meeting of Stockholders;

2.	To hold a non-binding, advisory vote on executive compensation;

3.	To approve, on a non-binding, advisory basis, the frequency of solicitation of advisory stockholder approval of executive compensation;

4.	To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

5.	To approve the Company’s 2021 Incentive Award Plan; and

6.	To transact such other business as may properly come before the 2021 Annual Meeting or any adjournment or postponement thereof.

In light of the continuing risk of COVID-19, for health and well-being of our stockholders, officers and directors, we have determined that the 2021 Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. At our virtual 2021 Annual Meeting, stockholders will be able to attend, vote and submit questions by visiting www.meetingcenter.io/293585146. If you are a registered stockholder, you do not need to register to attend the 2021 Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received. If you hold shares through an intermediary, such as a bank or broker, you must register in advance to attend the 2021 Annual Meeting virtually. In order to register in advance you must submit proof of your proxy power (legal proxy) reflecting your Merrimack Pharmaceuticals, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m Eastern time on June 7, 2021. Requests for registration should be directed to Computershare at the following:

By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:	Computershare
Merrimack Pharmaceuticals, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions. Please be sure to follow instructions found on your Notice, proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email. Further information about how to attend the 2021 Annual Meeting online, vote your shares online during the meeting and submit questions during the meeting is included in the accompanying Proxy Statement.

Your vote is important. Whether or not you expect to be virtually present, please sign, date and return the enclosed proxy card in the pre-addressed envelope provided for that purpose as promptly as possible. No postage is required if mailed in the United States. In addition to mailing in your proxy card, you may submit a proxy over the Internet or by telephone. The instructions for submitting a proxy over the Internet or by telephone are provided on your proxy card.

Stockholders of record at the close of business on April 21, 2021 will be entitled to notice of and to vote at the 2021 Annual Meeting or any adjournment or postponement thereof. This Notice, the accompanying Proxy Statement and a form of proxy card are being mailed beginning on or about April 30, 2021 to all stockholders entitled to vote at the 2021 Annual Meeting.

A complete list of registered stockholders will be available to stockholders of record during the 2021 Annual Meeting for examination using the unique link provided via email following the completion of registration.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor: Morrow Sodali, LLC, toll free at (800) 662-5200.

By Order of the Board of Directors,

Gary L. Crocker

President

Cambridge, Massachusetts

April 22, 2021

WHETHER OR NOT YOU EXPECT TO ATTEND THE 2021 ANNUAL MEETING ONLINE, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO HELP ENSURE REPRESENTATION OF YOUR SHARES AT THE 2021 ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. ALTERNATIVELY, YOU MAY SUBMIT YOUR PROXY OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.

FURTHER INFORMATION ABOUT HOW TO ATTEND THE 2021 ANNUAL MEETING ONLINE, VOTE YOUR SHARES ONLINE DURING THE MEETING AND SUBMIT QUESTIONS DURING THE MEETING IS INCLUDED IN THE ACCOMPANYING PROXY STATEMENT.

MERRIMACK PHARMACEUTICALS, INC.

One Broadway, 14th Floor

Cambridge, MA 02142

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON June  10, 2021

Information About the Annual Meeting

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “board of directors” or the “board”) of Merrimack Pharmaceuticals, Inc. (“Merrimack,” the “Company,” “we” or “us”) for use at the 2021 Annual Meeting of Stockholders (the “Annual Meeting” or the “2021 Annual Meeting”) to be held on Thursday, June 10, 2021, at 10:00 a.m., Eastern time, via the Internet at a virtual web conference at www.meetingcenter.io/293585146, and at any adjournment or postponement thereof. On April 21, 2020, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 13,410,243 shares of our common stock, $0.01 par value per share (“common stock”). Each share of common stock entitles the record holder thereof to one vote on each of the matters to be voted on at the Annual Meeting.

To support the health and well-being of our stockholders, officers and directors in light of the continuing risk of COVID-19, our 2021 Annual Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. In light of the public health and safety concerns related to COVID-19, we believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our 2021 Annual Meeting by enabling stockholders to participate remotely from any location around the world. We have designed the virtual Annual Meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.

We will host the Annual Meeting live online via webcast. You may attend the Annual Meeting live online by visiting www.meetingcenter.io/293585146.

If you are a registered stockholder, you do not need to register to attend the 2021 Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received. If you hold shares through an intermediary, such as a bank or broker, you must register in advance to attend the 2021 Annual Meeting virtually. In order to register in advance you must submit proof of your proxy power (legal proxy) reflecting your Merrimack Pharmaceuticals, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m Eastern time on June 7, 2021. Requests for registration should be directed to Computershare at the following:

By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:	Computershare
Merrimack Pharmaceuticals, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001.

Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting. Please be sure to follow instructions found on your Notice, proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email.

The webcast will start at 10:00 a.m., Eastern time, on June 10, 2021. Instructions on how to attend and participate in the meeting online will be sent to you via email, upon completing your registration.

We will have technicians standing by and ready to assist you with any technical difficulties you may have accessing the virtual meeting starting at 10:00 a.m., Eastern time, on June 10, 2021. If you encounter any difficulties accessing the virtual meeting during registration or at the time of the virtual meeting, please contact technical support by following the instructions provided to you upon registration for the Annual Meeting.

If you wish to submit a question on the day of the Annual Meeting, beginning at 9:45 a.m., Eastern time, on June 10, 2021, you may log into, and ask a question on, the virtual meeting platform using the unique link provided to you via email following the completion of your registration, and follow the instructions there. Our virtual meeting will be governed by our rules of conduct and procedures which will be posted at www.edocumentview.com/MACK in advance of the meeting. The rules of conduct and procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.

This proxy statement, the enclosed proxy card and our 2020 annual report to stockholders are being mailed beginning on or about April 30, 2021 to all stockholders entitled to vote at the 2021 Annual Meeting. A complete list of registered stockholders will be available to stockholders of record during the 2021 Annual Meeting for examination using the unique link provided via email following the completion of registration.

Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions below. Choose the way to vote that is easiest and most convenient for you, and cast your vote as soon as possible.

Important Information About Voting

If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, broker or other nominee, you may cause your shares to be voted in one of the following ways:

(1)

To vote using the proxy card, simply complete, sign and date the accompanying proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

(2)

To vote over the Internet, follow the “Vote by Internet” instructions on the accompanying proxy card. If you vote over the Internet, you do not need to complete and mail your proxy card or vote your proxy by telephone.

(3)

To vote by telephone, follow the “Vote by Phone” instructions on the accompanying proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet.

(4)

In order to attend the Annual Meeting online and vote online during the Annual Meeting, you must be a registered holder or register in advance by submitting proof of your proxy power (legal proxy) reflecting your Merrimack Pharmaceuticals, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m Eastern time on June 7, 2021. Requests for registration should be directed to Computershare at the following:

By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:	Computershare
Merrimack Pharmaceuticals, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

You may vote your shares online while virtually attending the Annual Meeting by following instructions found on your Notice, proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email. If you vote by proxy prior to the 2021 Annual Meeting and choose to attend the 2021 Annual Meeting online, there is no need to vote again during the 2021 Annual Meeting unless you wish to change your vote.

All proxies that are executed or are otherwise submitted over the Internet or by telephone will be voted on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders in accordance with the stockholders’ instructions. However, if no choice is specified on an executed or otherwise submitted proxy card as to one or more of the proposals, the proxy will be voted in accordance with our board of directors’ recommendations on such proposals as set forth in this proxy statement.

If you receive multiple proxy statements or proxy cards, your shares are likely registered differently or are in more than one account, such as individually and also jointly with your spouse. Please vote each and every proxy card or voting instruction form you receive.

After you have submitted a proxy, you may still change your vote and revoke your proxy prior to the Annual Meeting by doing any one of the following things:

•	submitting a new proxy by following the instructions on the enclosed proxy card up until 11:59 p.m., Eastern time, the day before the 2021 Annual Meeting;

•	signing another proxy card with a later date and arranging for delivery of that proxy card by mail prior to the start of the 2021 Annual Meeting;

•	giving our Corporate Secretary a written notice before the 2021 Annual Meeting that you want to revoke your proxy; or

•	voting online while attending the virtual 2021 Annual Meeting.

Your attendance at the virtual 2021 Annual Meeting alone will not revoke your proxy.

If the shares you own are held in “street name” by a bank, broker or other nominee record holder, which, for convenience, we collectively refer to in this proxy statement as brokerage firms, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order for your shares to be voted, you will need to follow the directions your brokerage firm provides you. Many brokerage firms also offer the option of providing for voting instructions over the Internet or by telephone, directions for which, if available, would be provided by your brokerage firm on the voting instruction form that it delivers to you. Under applicable stock exchange rules, if you do not give instructions to your brokerage firm subject to these rules, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. The ratification of Marcum LLP as our independent registered public accounting firm (Proposal 4) is considered to be a “discretionary” item, and your brokerage firm will be able to vote with respect to that proposal even if it does not receive instructions from you, so long as it holds your shares in its name. The election of directors (Proposal 1), the non-binding, advisory vote on executive compensation, or “say-on-pay” vote (Proposal 2), the non-binding, advisory vote on the frequency of solicitation of advisory stockholder approval of executive compensation (Proposal 3), and the approval of a 2021 Incentive Award Plan (the “2021 Incentive Award Plan”) (Proposal 5), are “non-discretionary” items, meaning that if you do not instruct your brokerage firm on how to vote with respect to either of these proposals, your brokerage firm will not vote with respect to that proposal and your shares will be counted as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter. Please instruct your brokerage firm how to vote your shares using the voting instruction form provided by your brokerage firm or following any instructions provided by your brokerage firm for submitting a proxy for your shares over the Internet or telephonically, if available. You must request a legal proxy from your bank, broker or other nominee record holder in order to vote during the 2021 Annual Meeting. In addition, you will need your control number included on your Notice, proxy card or voting instruction form in order to demonstrate proof of beneficial ownership and to be able to vote during the 2021

Annual Meeting. Instructions on how to attend and participate online, including how to demonstrate proof of stock ownership, are posted at www.edocumentview.com/MACK.

Stockholders that owned stock in “street name” as of the record date (April 21, 2021) may virtually attend the 2021 Annual Meeting and vote your shares online while attending the meeting with your control number included on your voting instruction form.

Votes Required

The holders of a majority in voting power of the shares of our common stock issued and outstanding and entitled to vote at the 2021 Annual Meeting will constitute a quorum for the transaction of business at the 2021 Annual Meeting. Shares of common stock represented in person or by proxy (including “broker non-votes” and shares that abstain or vote with respect to one or more but less than all of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the 2021 Annual Meeting. Shares present virtually during the 2021 Annual Meeting will be considered shares of common stock represented in person at the meeting. The following votes are required for approval of the proposals being presented at the 2021 Annual Meeting:

Proposal 1: Election of Directors. A nominee will be elected as a director at the 2021 Annual Meeting if the nominee receives a plurality of the votes cast “FOR” the applicable seat on our board of directors.

Proposal 2: Non-binding, Advisory Vote on Executive Compensation, or “Say-on-Pay.” The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required to approve the advisory “say-on-pay” vote on the compensation of our named executive officers. Because the stockholders’ vote on this proposal is advisory, it will not be binding on our board. However, our board, including our organization and compensation committee, values the opinions of our stockholders and, to the extent there are a substantial number of votes cast against the executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and evaluate what actions may be appropriate to address those concerns.

Proposal 3: Non-binding, Advisory Vote on the Frequency of Solicitation of Advisory Stockholder Approval of Executive Compensation, or Advisory Vote of Frequency of Say-on-Pay Votes. This proposal provides a choice among three frequency periods (every one, two or three years) for future advisory say-on-pay votes. The frequency period that receives the most votes will be deemed to be the recommendation of our stockholders. However, because this vote is advisory and not binding on our board, we may decide that it is in the best interests of our stockholders and Merrimack to hold a say-on-pay vote more or less frequently than the frequency period selected by a plurality of our stockholders.

Proposal 4: Ratification of Independent Auditors. The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the current fiscal year.

Proposal 5: Approval of the 2021 Incentive Award Plan. The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval of the adoption of the 2021 Incentive Award Plan.

Shares that abstain from voting as to a particular matter on properly executed proxy cards and shares held in “street name” by brokerage firms who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on Proposals 1, 2, 3, 4 and 5 referenced above.

Recommendations of the Board of Directors

Our board unanimously recommends that you vote your shares in accordance with the instructions on the proxy card as follows:

•	“FOR” the election of the five directors nominated by our board as set forth in this proxy statement;

•	“FOR” the approval, in an advisory “say-on-pay” vote, of the compensation of our named executive officers;

•	“FOR” the approval, in an advisory vote, on the frequency of solicitation of advisory stockholder approval of executive compensation on an annual basis.

•	“FOR” the ratification of the selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

•	“FOR” the approval of the adoption of the 2021 Incentive Award Plan.

Important Notice Regarding the Availability of Proxy Materials for

the 2021 Annual Meeting of Stockholders to Be Held on June 10, 2021:

This proxy statement and our 2020 annual report to stockholders are available at

www.edocumentview.com/MACK for viewing, downloading and printing.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2020 as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to Merrimack Pharmaceuticals, Inc., One Broadway, 14th Floor, Cambridge, MA 02142, Attention: Corporate Secretary, Telephone: (617) 441-1000, Email: info@merrimack.com.

CORPORATE GOVERNANCE

Board of Directors

Biographies of the Director Nominees

Set forth below are the names and certain information about each of our director nominees as of April 21, 2021. The information presented includes each individual’s principal occupation and business experience for the past five years and the names of other public companies of which he has served as a director during the past five years. We believe that all of our director nominees possess the attributes and characteristics described in “—Board Processes—Director Nomination Process.”

Name	Age	Position
Gary L. Crocker (4)	69	Chairman of the Board, President and Treasurer
Eric D. Andersen (2)(3)(4)	43	Director
Noah G. Levy (1)(4)	43	Director
Ulrik B. Nielsen, Ph.D. (1)(2)(3)(5)	49	Director
Russell T. Ray (1)(5)	73	Director

(1)	Member of the audit committee.
(2)	Member of the corporate governance and nominating committee.
(3)	Member of the organization and compensation committee.
(4)	Member of the strategy and expense committee.
(5)	Member of the 382 exemption committee.

Gary L. Crocker has served as a member of our board of directors since 2004, as Chairman of the Board since 2005 and as President and Treasurer since June 2019. Mr. Crocker also served as our Interim President and Chief Executive Officer from October 2016 to February 2017 and was responsible for the negotiation of the sale of ONIVYDE to Ipsen S.A. Since 2002, Mr. Crocker has served as President and Managing Director of Crocker Ventures, LLC, a privately-held life science investment firm funding differentiated biotechnology and medical device companies. Mr. Crocker has held senior executive positions or served on the board of directors of several life science companies, including as Chairman of the Board of ARUP Laboratories, co-founder and director of Theratech, Inc. (acquired by Actavis plc) and President, Chief Executive Officer and founder of Research Medical, Inc. (acquired by Baxter International). Mr. Crocker also served on the boards of directors of the publicly traded firms Interleuken Genetics, Inc. and The Med-Design Corporation. Mr. Crocker served as a member of the board of the Federal Reserve Branch of San Francisco from 1999 to 2007, and currently serves as the Chairman of the University of Utah’s Center for Medical Innovation and on the board of the Sorenson Legacy Foundation and as Chairman of the Board of Nexus Spine. Mr. Crocker holds an M.B.A. from Harvard Business School and a B.S. from Harvard College. We believe that Mr. Crocker is qualified to serve on our board of directors due to his experience in the life sciences industry as an entrepreneur, venture capitalist and executive and his service on the boards of directors of a range of public and private companies and government institutions, as well as his ability to provide us with his expertise in diagnostics and therapeutic development.

Eric D. Andersen has served as a member of our board of directors since September 2019. Mr. Andersen has been a managing member / portfolio manager at Western Standard, LLC, an investment firm, since June 2008. Prior to that, Mr. Andersen served as an analyst at Ivory Capital and JCK Partners, both investment firms, from 2006 to 2008 and 2004 to 2006, respectively; an associate in the private equity group at J.P. Morgan Partners, LLC from 2002 to 2004; and an analyst, mergers and acquisitions, at The Blackstone Group, an investment firm, from 2000 to 2002. Mr. Andersen holds a B.A. from Dartmouth College and is a CFA Charterholder. We believe Mr. Andersen is qualified to serve on our board of directors due to his investment management experience and strong financial and business acumen.

Noah G. Levy has served as a member of our board of directors since September 2019. Mr. Levy has been a managing member and portfolio manager at Newtyn Management, LLC, an investment firm, since June 2011.

Prior to that, Mr. Levy served as a senior member at Tyndall Management, an investment firm, from 2002 to 2011, and as an analyst at Goldman Sachs, an investment bank and financial services company, from 2000 to 2002. Mr. Levy holds a B.A. from Dartmouth College. We believe Mr. Levy is qualified to serve on our board of directors due to his investment management experience and strong financial and business acumen.

Ulrik B. Nielsen, Ph.D. has served as a member of our board of directors since January 2015 and is one of our co-founders. Dr. Nielsen led our research and drug discovery in various roles from when he joined us in 2002 to January 2015, including as our Senior Vice President and Chief Scientific Officer from March 2009 until January 2015. Dr. Nielsen has been President and Chief Executive Officer of Tidal Therapeutics, Inc., a biotechnology company, since August 2018. Dr. Nielsen previously served in various capacities at Torque Therapeutics Inc., a biotechnology company, including as President from January 2015 to June 2018, Founder Chairman from November 2017 to June 2018 and Chief Executive Officer from January 2015 to November 2017. Dr. Nielsen also served as Chief Executive Officer of Silver Creek Pharmaceuticals, Inc., a former majority owned subsidiary of ours, from July 2010 to March 2014. Dr. Nielsen is currently the CEO of Tidal Therapeutics, a wholly owned subsidiary of Sanofi, and also currently serves on the board of directors of Alloy Therapeutics LLC and Unikum Therapeutics, A/S. Dr. Nielsen holds a Ph.D. in molecular biology and an M.S. in biochemistry from the University of Copenhagen. We believe that Dr. Nielsen is qualified to serve on our board of directors due to his extensive knowledge of Merrimack, his leadership and management experience at Merrimack and other biotechnology companies, and his thorough understanding of our business and industry.

Russell T. Ray has served as a member of our board of directors since January 2015. Mr. Ray was a Senior Advisor to HLM Venture Partners, a healthcare venture capital firm, from February 2017 to December 2017 and from January 2014 to December 2015. Mr. Ray was a Partner at HLM Venture Partners from 2003 to 2013. From January 2016 to February 2017, Mr. Ray was a Managing Director and Vice Chairman of Healthcare Investment Banking at Stifel, Nicolaus & Company, Incorporated, an investment banking firm. From 1999 to 2003, Mr. Ray was a Managing Director and Global Co-Head of Healthcare Investment Banking at Credit Suisse First Boston. From 1987 to 1999, Mr. Ray was a Managing Director and Global Co-Head of Healthcare Investment Banking at Deutsche Bank and its predecessor entities, BT Alex. Brown and Alex. Brown & Sons. Mr. Ray served on the board of directors of Allergan, Inc. from 2003 to 2015. Mr. Ray holds an M.B.A. from the Wharton School at the University of Pennsylvania, an M.S. in evolutionary biology from the University of Pennsylvania and B.S. degrees from the United States Military Academy and the University of Washington. We believe that Mr. Ray is qualified to serve on our board of directors due to his knowledge of the healthcare industry, his financial expertise and his management background as an executive in the financial services industry.

Board Composition

Our board of directors is currently authorized to have five members. All of our directors are elected annually for a one year term expiring at the next annual meeting of stockholders. Each director will hold office until his successor has been elected and qualified or until his earlier death, resignation or removal. Our bylaws provide that the authorized number of directors shall be established by our board of directors. Our bylaws also provide that our directors may be removed with or without cause by the affirmative vote of the holders of at least a majority of the votes that all of our stockholders would be entitled to cast in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office, and shall not be filled by the stockholders.

Board Determination of Independence

Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and corporate governance and nominating committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under

Rule 5605(a)(2) of the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (ii) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our board of directors has determined that none of Mr. Andersen, Mr. Levy, Dr. Nielsen, and Mr. Ray, representing four of our five current directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Rule 5605(a)(2) of the Nasdaq Listing Rules. Our board of directors had previously made a determination of independence with respect to Mr. Crocker, who was no longer deemed to be independent as of his appointment as President in June 2019. Our board of directors has also determined that Mr. Levy, Dr. Nielsen, and Mr. Ray, who comprise our audit committee, and Mr. Andersen and Dr. Nielsen, who comprise our corporate governance and nominating committee and our organization and compensation committee, each satisfy the independence standards for such committees established by the SEC and the Nasdaq Listing Rules, as applicable. In making such determination, our board of directors considered the relationships that each such non-employee director has with Merrimack, including any transactions of the type described below in “Related Person Transactions,” and all other facts and circumstances our board of directors deemed relevant in determining independence.

How Our Board Is Organized

Board Leadership Structure

Our board of directors, upon the recommendation of our corporate governance and nominating committee, has appointed Mr. Crocker, our President and Principal Executive Officer, as Chairman of the Board. Mr. Crocker also serves as our Treasurer and Principal Financial Officer. Our board has reviewed our current board leadership structure in light of the composition of the board, our company’s size, the nature of our business and other relevant factors, and has determined that a combined Chairman and Principal Executive Officer position is currently the most appropriate board leadership structure for our company. In reaching its determination, the board noted that, given the specific characteristics and circumstances of our company, a combined Chairman and Principal Executive Officer is in the best position to be aware of major issues facing the company, is in the best position to identify key risks and developments facing the company to be brought to the board’s attention and eliminates the potential for confusion and duplication of efforts. We do not have a lead independent director position.

Mr. Crocker’s duties as Chairman of the Board include the following:

•	chairing meetings of our board and of the independent directors in executive session;

•	meeting with any director who is not adequately performing his or her duties as a member of our board or any committee;

•	facilitating communications between other members of our board;

•	determining the frequency and length of board meetings and recommending when special meetings of our board should be held;

•	preparing or approving the agenda for each board meeting; and

•	reviewing and, if appropriate, recommending action to be taken with respect to written communications from stockholders submitted to our board.

Board Committees

Our board of directors has established an audit committee, a corporate governance and nominating committee, an organization and compensation committee and a strategy and expense committee, each of which operates under a charter that has been approved by our board. Copies of the committee charters are posted on the Investors section of our website, which is located at investors.merrimack.com. We are not including the information contained on our website as a part of, or incorporating it by reference into, this proxy statement.

Audit Committee

The members of our audit committee are Mr. Levy, Dr. Nielsen and Mr. Ray. Mr. Ray chairs the audit committee. Our audit committee’s responsibilities include:

•	appointing, approving the compensation of and assessing the independence of our registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports and other communications from such firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	overseeing our internal audit function;

•	overseeing our risk assessment and risk management policies;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting-related complaints and concerns;

•	meeting independently with our internal auditors, independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Our board of directors has determined that Mr. Nielsen is an “audit committee financial expert” as defined in applicable SEC rules. We believe that the composition of our audit committee meets the requirements for independence under the current Nasdaq Listing Rules and SEC rules and regulations.

The audit committee met five times during 2020.

Corporate Governance and Nominating Committee

The members of our corporate governance and nominating committee are Mr. Andersen and Dr. Nielsen. Dr. Nielsen chairs the corporate governance and nominating committee. Our corporate governance and nominating committee’s responsibilities include:

•	identifying individuals qualified to become members of our board;

•	recommending to our board the persons to be nominated for election as directors and to each of our board’s committees;

•	reviewing and making recommendations to our board with respect to our board leadership structure;

•	developing and recommending to our board corporate governance principles; and

•	overseeing an annual evaluation of our board.

The corporate governance and nominating committee met once during 2020.

Organization and Compensation Committee

The members of our organization and compensation committee are Mr. Andersen and Dr. Nielsen. Mr. Andersen chairs the organization and compensation committee. Our organization and compensation committee’s responsibilities include:

•	reviewing and making recommendations to our board with respect to the compensation of our Chief Executive Officer, if any;

•	reviewing and approving, or making recommendations to our board with respect to, the compensation of our other executive officers;

•	overseeing an evaluation of our executive officers;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our board with respect to director compensation; and

•	reviewing and making recommendations to our board with respect to management succession planning.

The processes and procedures followed by our organization and compensation committee in considering and determining executive and director compensation are described below under “—Board Processes—Executive and Director Compensation Processes.”

The organization and compensation committee did not meet during 2020.

Strategy and Expense Committee

The members of our strategy and expense committee are Mr. Andersen, Mr. Crocker and Mr. Levy. Mr. Levy chairs the strategy and expense committee. Our strategy and expense committee’s responsibilities include reviewing, evaluating and, when appropriate, making recommendations to the board with respect to our mission and core strategy, our strategic plan objectives and success criteria and our strategic processes; acquisition and disposition opportunities; and capital structures, security issuances and dividends.

The strategy and expense committee did not meet during 2020.

Board Meetings and Attendance

Our board of directors met eight times during 2020. During 2020, each director attended at least 75% of the aggregate of the number of board meetings and the number of meetings held by all committees of our board on which he then served.

Our directors are encouraged to attend our annual meetings of stockholders. All five of our directors attended our 2020 Annual Meeting of Stockholders.

Board Processes

Oversight of Risk

Our board oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our board and its committees is to oversee the risk management activities of management. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our board oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks; our audit committee oversees risk management activities related to financial controls, legal and compliance risks and cyber risk; our corporate governance and nominating committee oversees risk management activities relating to board composition; our organization and compensation committee oversees risk management activities relating to our compensation policies and practices and management succession planning; and our strategy and expense committees assists the board’s oversight of our business strategy and expenses. Each committee reports to the full board on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that that the full board discuss particular risks.

Director Nomination Process

The process followed by our corporate governance and nominating committee to identify and evaluate director candidates may include requests to board members and others for recommendations, evaluation of the performance on our board and its committees of any existing directors being considered for nomination, consideration of biographical information and background material relating to potential candidates and, particularly in the case of potential candidates who are not then serving on our board, interviews of selected candidates by members of the committee and our board.

In considering whether to recommend any particular candidate for inclusion in our board’s slate of recommended director nominees, our corporate governance and nominating committee applies the criteria set forth in our corporate governance guidelines. Consistent with these criteria, our corporate governance and nominating committee expects every nominee to have the following attributes or characteristics, among others: integrity, honesty, adherence to high ethical standards, business acumen, good judgment and a commitment to understand our business and industry.

The biographies under “—Board of Directors—Biographies of the Director Nominees” indicate the experience, qualifications, attributes and skills of each nominee that led our corporate governance and nominating committee and our board to conclude that he is qualified to serve as a director of Merrimack. Our corporate governance and nominating committee and our board believe that each of the nominees has the individual attributes and characteristics required of our directors, and that the nominees as a group possess the skill sets and specific experience desired of our board as a whole.

Our corporate governance and nominating committee considers the value of diversity when selecting nominees, and believes that our board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. The committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors.

Stockholders may recommend individuals for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of common stock owned by such stockholder or group of stockholders, to our Corporate Secretary at Merrimack Pharmaceuticals, Inc., One Broadway, 14th Floor, Cambridge, MA 02142, Attention: Corporate Secretary. The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our bylaws and must be received by us no later than the date referenced below in “Other Matters—Deadline for Submission of Stockholder Proposals for 2022.” Assuming that appropriate biographical and background material has been provided on a timely basis, the corporate governance and nominating committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Executive and Director Compensation Processes

Currently, we do not have any employees and instead use a limited number of consultants for the operation of our company. However, historically, our executive compensation program has been administered by the organization and compensation committee of our board of directors, subject to the oversight and approval of our full board of directors. In that role, our organization and compensation committee reviewed our executive compensation practices on an annual basis and based on this review made recommendations to our board of directors for approval, which had full discretion to approve or modify the recommendations of the organization and compensation committee.

In designing our executive compensation program, our organization and compensation committee considered publicly available compensation data for national and regional companies in the biotechnology/pharmaceutical industry to help guide its executive compensation decisions at the time of hiring and for subsequent adjustments in compensation. The organization and compensation committee is directly responsible for the appointment and oversight of any compensation consultants and other advisors it retains.

Our director compensation program is administered by our board of directors with the assistance of the organization and compensation committee. The organization and compensation committee periodically reviews director compensation and makes recommendations to our board with respect thereto.

Communications with Stockholders

Our management will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Stockholders may communicate with our management by writing to our Corporate Secretary at Merrimack Pharmaceuticals, Inc., One Broadway, 14th Floor, Cambridge, MA 02142, Attention: Corporate Secretary, or by calling (617) 441-1000. Additional information about contacting Merrimack is available on the Investors section of our website, which is located at investors.merrimack.com.

In addition, stockholders who wish to communicate with our entire board may do so by writing to Gary L. Crocker, Chairman of the Board, Merrimack Pharmaceuticals, Inc., One Broadway, 14th Floor, Cambridge, MA 02142. Communications will be forwarded to other directors if they relate to substantive matters that the Chairman of the Board, in consultation with our General Counsel, if any, considers appropriate for attention by the other directors. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances or matters as to which we tend to receive repetitive or duplicative communications.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of Merrimack and our stockholders. The guidelines provide that:

•	our board’s principal responsibility is to oversee the management of Merrimack;

•	a majority of the members of our board must be independent directors;

•	the independent directors meet in executive session at least twice a year;

•	directors have full and free access to management and, as necessary, independent advisors;

•	new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•	our board will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively.

A copy of the corporate governance guidelines is posted on the Investors section of our website, which is located at investors.merrimack.com.

Board Policies

Related Person Transactions

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which Merrimack is a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.

Since January 1, 2019, we have not engaged in any related person transactions.

Code of Business Conduct and Ethics

Our board of directors has adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of business conduct and ethics is posted on the Investors section of our website, which is located at investors.merrimack.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq Listing Rules concerning any amendments to, or waivers from, any provision of our code of business conduct and ethics.

Cooperation Agreement

On September 18, 2019, the Company entered into a Cooperation Agreement (the “Cooperation Agreement”) with Newtyn Management, LLC and its affiliates (collectively, the “Newtyn Parties”) and Western Standard, LLC and its affiliates (collectively, the “Western Parties”). The Newtyn Parties and the Western Parties, each as an affiliated group, will collectively be referred to as the “shareholder parties” and individually be referred to as a “shareholder party.”

Pursuant to the Cooperation Agreement, the board increased the size of the board by adding two seats and appointed Mr. Levy, as the designee of the Newtyn Parties, and Mr. Andersen, as the designee of the Western Parties, to the board. Messrs. Levy and Andersen are collectively referred to as the “New Directors.” Additionally, the Company agreed to, among other things, nominate the New Directors for re-election at the 2019 Annual Meeting of Stockholders along with the Company’s three other nominees Mr. Crocker, Dr. Nielsen and Mr. Ray. Each shareholder party will have the right to designate a replacement for the New Director designated by such shareholder party, subject to the approval of the corporate governance and nominating committee, if such shareholder party owns at least 2.5% of the Company’s voting securities.

For so long as the shareholder parties collectively own at least 5% of the Company’s voting securities, the Company has agreed that the size of the board will not exceed five members unless at least two-thirds of the directors then serving in office, including at least one New Director (or any replacement), approve such increase.

With respect to any meeting of the Company’s stockholders held prior to the termination of the Cooperation Agreement, the shareholder parties agreed to, among other things, vote in favor of the Company’s director nominees and, subject to certain exceptions, vote in accordance with the board’s recommendation on all other proposals.

Each shareholder party also agreed to certain customary standstill provisions prohibiting it from, among other things, (i) making certain public announcements, (ii) soliciting proxies, (iii) acquiring beneficial ownership of more than 20% of the Company’s voting securities, (iv) selling any Company securities to any person that is known to have filed or threatened to file a proxy solicitation against the Company within the preceding 18 months or has otherwise given such shareholder party reasonable cause to believe such person intends to engage in a proxy campaign against the Company, (v) taking any action to support proposals that seek to influence the board or management of the Company or effect any material change in the Company’s capitalization, management, business or corporate structure, and (vi) joining any group with respect to the Company’s voting securities.

Unless the parties agree otherwise, the Cooperation Agreement will terminate as to a shareholder party on the earliest of (a) the time when such shareholder party no longer owns at least 2.5% of the Company’s voting securities, (b) the adjournment of the applicable annual meeting if the New Director (or any replacement) designated by such shareholder party is not re-elected at such meeting, (c) the Company’s breach of its obligations with respect to the strategy and expense committee, (d) the New Director (or any replacement) designated by such shareholder party fails to be re-nominated for election at a shareholder meeting, and (e) the consummation of an Extraordinary Transaction (as defined in the Cooperation Agreement).

The parties to the Cooperation Agreement have also agreed not to make any disparaging remarks or file any lawsuits against each other, subject to certain exceptions contained in the agreement.

EXECUTIVE COMPENSATION

Executive Officers

Our sole executive officer, his current position and his age as of April 21, 2021 is set forth below and his biography is set forth above in “Corporate Governance—Board of Directors—Biographies of the Director Nominees”:

Name	Age	Position(s)
Gary L. Crocker	69	Chairman of the Board, President and Treasurer

Mr. Crocker is not receiving any additional compensation for his service as President and Treasurer of the Company. Mr. Crocker is compensated for his service on the board of directors pursuant to the existing terms of the Company’s non-employee director compensation policy, as described below in “Director Compensation Arrangements.” Our sole “named executive officer” for 2020 and since June 2019 is Mr. Crocker. In addition, Richard Peters, M.D., Ph.D., our former President and Chief Executive Officer, Jean M. Franchi, our former Chief Financial Officer and Treasurer, and Jeffrey A. Munsie, our former General Counsel, were our “named executive officers” through June 30, 2019.

Summary Compensation Table

The following table sets forth the total compensation awarded to, earned by or paid to our named executive officers during 2019 and 2020:

Name and Principal Position	Year	Salary ($)		Bonus ($)	Option Awards ($) (1)		Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($)	Total ($)
Gary L. Crocker Chairman and Principal Executive Officer	2020 2019	74,500 76,000	(3)	— —	15,167 19,258	(4)	— —	— —	89,667 95,258

Richard Peters (5) Former President and Chief Executive Officer	2020 2019	— 383,676		— 294,891	— —		— —	— 935,369	— 1,613,936

Jean M. Franchi (6) Former Chief Financial Officer and Treasurer	2020 2019	— 214,087		— 77,544	— —		— —	— 524,461	— 816,092

Jeffrey A. Munsie (7) Former General Counsel	2020 2019	— 209,658		— 72,015	— —		— —	— 478,659	— 760,332

(1)

The amounts in the “Option Awards” column reflect the aggregate grant date fair value of stock options granted during the year computed in accordance with the provisions of Accounting Standards Codification (“ASC”) 718, excluding the impact of estimated forfeitures related to service-based vesting conditions (which in our case were none). The assumptions that we used to calculate these amounts are discussed in Note 11 to our consolidated financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2020.

(2)	The amounts in the “Non-Equity Incentive Plan Compensation” column represent awards to our named executive officers under our annual cash bonus program.
(3)	Represents amounts received for his service as a director: $70,000 as a retainer for serving as Chairman of the Board and $4,500 as a retainer for committee membership.
(4)	Amount reflects the aggregate grant date fair value of a stock option granted for his service as a director.
(5)	Dr. Peters resigned from Merrimack in June 2019.
(6)	Ms. Franchi resigned from Merrimack in June 2019.
(7)	Mr. Munsie resigned from Merrimack in July 2019.

Narrative to Summary Compensation Table

We used base salaries to recognize the experience, skills, knowledge and responsibilities of our named executive officers (other than Mr. Crocker who does not receive additional compensation for his service as President and Treasurer). None of our named executive officers was party to an employment agreement that provided for automatic or scheduled increases in base salary.

For 2019, each named executive officer was eligible to receive an annual performance-based cash bonus (“annual cash bonus”) with a target amount equal to a fixed percentage of his or her base salary (“bonus percentage”). Dr. Peters’ target annual cash bonus for 2019 was 65% of his 2019 base salary and was based solely on the achievement of our corporate objectives. Ms. Franchi’s target annual cash bonus for 2019 was 35% of her 2019 base salary and was based 80% on the achievement of our corporate objectives and 20% on the achievement of specified individual objectives. Mr. Munsie’s target annual cash bonus for 2019 was 35% of his 2019 base salary and was based 80% on the achievement of our corporate objectives and 20% on the achievement of specified individual objectives.

Our equity award program was the primary vehicle for offering long-term incentives to our named executive officers. While we did not have any equity ownership guidelines for our named executive officers, we believe that equity grants provided our named executive officers with a strong link to our long-term performance, created an ownership culture and helped to align the interests of our named executive officers and our stockholders.

Typically, the stock options we granted to our named executive officers vested quarterly over a three year period. Vesting and exercise rights cease shortly after termination of an employment or consulting relationship, except in the case of death or disability. The exercise price of all stock options granted since the closing of our initial public offering was equal to the fair market value of shares of our common stock on the date of grant, which generally is determined by reference to the closing market price of our common stock on the date of grant.

Outstanding Equity Awards at 2020 Year End

The following table sets forth information regarding outstanding stock options held by our named executive officers as of December 31, 2020:

		Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($/share)	Option Expiration Date
Gary L. Crocker	4,000	4,000	(1)	3.37	7/29/2030
	9,382	—		3.57	10/17/2029
	10,817	—		7.16	6/12/2028
	11,662	—		10.36	9/12/2027
	17,589	—		20.94	5/3/2021
	8,388	—		28.41	8/22/2022
	10,043	—		20.42	6/10/2023
	10,043	—		25.01	5/13/2024
	4,645	—		44.82	5/13/2025
	13,142	—		23.45	6/14/2026

(1)	The unvested shares under this option are scheduled to vest in four equal quarterly installments through July 29, 2021.

Securities Authorized for Issuance under Equity Compensation Plans

The following table contains information about our equity compensation plans as of December 31, 2020. As of December 31, 2020, we had two equity compensation plans, both of which were approved by our stockholders: our 2008 Stock Incentive Plan, as amended, and our 2011 Stock Incentive Plan.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,862,234	$11.93	1,504,083	(1)
Equity compensation plans not approved by security holders	—	—	—
Total	1,862,234	$11.93	1,504,083	(1)

(1)

Reflects the total number of shares of our common stock available for future issuance under our 2011 Stock Incentive Plan as of December 31, 2020. Our 2011 Stock Incentive Plan contains an “evergreen” provision, which allows for an annual increase in the number of shares of our common stock available for issuance under the plan on the first day of each fiscal year. The annual increase in the number of shares is equal to the lowest of: (i) 450,000 shares of our common stock; (ii) 3.5% of the number of shares of our common stock outstanding on the first day of the fiscal year; and (iii) an amount determined by our board of directors. No shares were added in 2021 and the 2011 Stock incentive Plan expires on April 3, 2022.

Employment Agreements

We are not party to an employment agreement with Mr. Crocker. We were previously a party to employment agreements with Dr. Peters prior to his resignation on June 28, 2019, Ms. Franchi prior to her resignation on June 28, 2019 and Mr. Munsie prior to his resignation on July 12, 2019. The following is a description of the employment agreements that we had with Dr. Peters, Ms. Franchi and Mr. Munsie prior to their resignations. See “Transition, Separation and Release of Claims Agreements” for a discussion of the Transition, Separation and Release of Claims Agreements and Consulting Agreements that we entered into with each of Dr. Peters, Ms. Franchi and Mr. Munsie in connection with their resignations.

The employment agreements, and the non-disclosure, developments, non-competition and non-solicitation agreements that are incorporated therein, prohibit our named executive officers, during the term of employment and for a period of one year thereafter, from competing with us and soliciting or hiring our employees.

Pursuant to the terms of the employment agreements, our named executive officers received the following base salaries, which have been adjusted by our organization and compensation committee and board of directors since our named executive officers originally entered into the employment agreements, and were eligible for the following bonus percentages.

Name	2019 Base Salary ($) (1)	2019 Bonus Percentage
Richard Peters	743,746	65%
Jean M. Franchi	415,003	35%
Jeffrey Munsie	378,216	35%

(1)	Amount reflects adjustment made by our organization and compensation committee and board of directors effective as of January 1, 2020.

Pursuant to the terms of their respective employment agreement, upon execution and effectiveness of a severance agreement and release of claims, each named executive officer was entitled to severance payments if we terminate the named executive officer’s employment without cause, as defined in the employment agreement, including our decision not to renew the named executive officer’s term of employment, or the named executive officer terminates employment with us for good reason, as defined in the employment agreement.

Transition, Separation and Release of Claims Agreements

Dr. Peters, who resigned on June 28, 2019, Ms. Franchi, who resigned on June 28, 2019, and Mr. Munsie, who resigned on July 12, 2019, each entered into a Transition, Separation and Release of Claims Agreement and a Consulting Agreement with us as described below.

We entered into a Transition, Separation and Release of Claims Agreement (the “Peters Separation Agreement”) with Dr. Peters on June 25, 2019. Pursuant to the Peters Separation Agreement, in connection with Dr. Peters’ resignation from his positions as President, Chief Executive Officer and a member of our board of directors, we agreed to:

•	pay Dr. Peters a lump sum severance amount of $743,746.21 (an amount equivalent to 12 months of his then current base salary);

•	pay Dr. Peters a pro-rated bonus of $294,891.15;

•

continue paying the share of the premium for Dr. Peters’ health and dental insurance that we paid upon his resignation for a period of one year (or until such earlier date as Dr. Peters obtained alternative coverage); and

•

in the event that we engaged in a change in control transaction with certain parties within one year following Dr. Peters’ separation date, and provided that as of such date Dr. Peters continued to be engaged by us as a consultant (unless Dr. Peters terminated the consulting agreement due to our breach), we agreed to pay Dr. Peters an amount equal to $4,035,182, minus any consulting fees and severance pay that he received from us prior to such change in control.

The Peters Separation Agreement also includes a release of claims by Dr. Peters against us.

In addition, on June 25, 2019, we entered into a Consulting Agreement (the “Peters Consulting Agreement”) with Dr. Peters, pursuant to which Dr. Peters will assist us with our on-going reporting obligations and the administration of our remaining assets. Dr. Peters was compensated at a rate of $30,989.43 per month for his services under the Peters Consulting Agreement through June 30, 2020. In June 2020, we amended the Peters Consulting Agreement, effective July 1, 2020, to reduce the monthly Consulting Fees payable to Dr. Peters. Dr. Peters shall be paid on an hourly basis for any consulting services provided by Dr. Peters as requested by the Company. The Peters Consulting Agreement was also amended to extend the period of the term of the Consulting Agreement. Either we or Dr. Peters may terminate the Peters Consulting Agreement for any reason upon 30 days written notice. Dr. Peters was paid a total of $255,662.82 under the Peters Consulting Agreement for consulting services provided in fiscal year 2020.

We entered into a Transition, Separation and Release of Claims Agreement (the “Franchi Separation Agreement”) with Ms. Franchi on June 25, 2019. Pursuant to the Franchi Separation Agreement, in connection with Ms. Franchi’s resignation from her positions as Chief Financial Officer and Treasurer, we agreed to:

•	pay Ms. Franchi a lump sum severance amount of $415,002.70 (an amount equivalent to 12 months of her current base salary);

•	pay Ms. Franchi a pro-rated bonus of $77,544.30;

•	continue paying the share of the premium for Ms. Franchi’s health and dental insurance through June 30, 2020; and

•

in the event that we engage in a change in control transaction with certain parties within one year following Ms. Franchi’s separation date, and provided that as of such date Ms. Franchi continues to be engaged by us as a consultant (unless Ms. Franchi terminated the consulting agreement due to our breach), pay Ms. Franchi an amount equal to $1,719,371, minus any consulting fees and severance pay that she received from us prior to such change in control.

The Franchi Separation Agreement also includes a release of claims by Ms. Franchi against us.

In addition, on June 25, 2019, we entered into a Consulting Agreement (the “Franchi Consulting Agreement”) with Ms. Franchi, pursuant to which Ms. Franchi assists us with our on-going reporting obligations and the administration of our remaining assets. Ms. Franchi was compensated at a rate of $17,291.78 per month for her services under the Franchi Consulting Agreement. In June 2020, we amended the Franchi Consulting Agreement, effective July 1, 2020, to reduce the monthly Consulting Fees payable to Ms. Franchi. Ms. Franchi shall be paid on an hourly basis for any consulting services provided by Ms. Franchi as requested by the Company. The Franchi Consulting Agreement was also amended to extend the period of the term of the Consulting Agreement. Either we or Ms. Franchi may terminate the Franchi Consulting Agreement for any reason upon 30 days written notice. Ms. Franchi was paid a total of $131,813.35 under the Franchi Consulting Agreement for consulting services provided in fiscal year 2020.

We entered into a Transition, Separation and Release of Claims Agreement (the “Munsie Separation Agreement”) with Mr. Munsie on June 25, 2019. Pursuant to the Munsie Separation Agreement, in connection with Mr. Munsie’s resignation from his position as General Counsel, we agreed to:

•	pay Mr. Munsie a lump sum severance amount of $378,216.08 (an amount equivalent to 12 months of his current base salary);

•	pay Mr. Munsie a pro-rated bonus of $72,014.60;

•	continue paying the share of the premium for Mr. Munsie’s health and dental insurance that we currently pay on behalf of Mr. Munsie for a period through June 30, 2020; and

•

in the event that we engage in a change in control transaction with certain parties within one year following Mr. Munsie’s separation date, and provided that as of such date Mr. Munsie continues to be engaged by us as a consultant (unless Mr. Munsie terminated the consulting agreement due to our breach), pay Mr. Munsie an amount equal to $1,543,228, minus any consulting fees and severance pay that he received from us prior to such change in control.

The Munsie Separation Agreement also includes a release of claims by Mr. Munsie against us.

In addition, on June 25, 2019, we entered into a Consulting Agreement (the “Munsie Consulting Agreement”) with Mr. Munsie, pursuant to which Mr. Munsie will assist us with our on-going reporting obligations and the administration of our remaining assets. Mr. Munsie was compensated at a rate of $15,759 per month for his services under the Munsie Consulting Agreement through June 30, 2020. In June 2020, we amended the Munsie Consulting Agreement, effective July 1, 2020, to reduce the monthly Consulting Fees payable to Mr. Munsie. Mr. Munsie shall be paid on an hourly basis for any consulting services provided by Mr. Munsie as requested by the Company. The Munsie Consulting Agreement was also amended to extend the period of the term of the Consulting Agreement. Either we or Mr. Munsie may terminate the Munsie Consulting Agreement for any reason upon 30 days written notice. Mr. Munsie was paid a total of $118,192.20 under the Munsie Consulting Agreement for consulting services provided in fiscal year 2020.

401(k) Plan

We maintain a defined contribution employee retirement plan for our employees. Our 401(k) plan is intended to qualify as a tax-qualified plan under Section 401 of the Internal Revenue Code of 1986, as amended, so that contributions to our 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan. Our 401(k) plan provides that each participant may contribute up to 100% of his or her pre-tax compensation, up to a statutory limit. Under our 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee. Our 401(k) plan also permits us to make discretionary contributions and matching contributions, subject to established limits and a vesting schedule. For 2019, we generally matched 50% of employee contributions up to a maximum contribution by us of 3% of the employee’s deferrable income, subject to employer match limitations by the Internal Revenue Service. The match and any earnings thereon generally vest at 25% per year over the first four years of an employee’s employment, after which, any match that is contributed is 100% vested. We did not provide any matching contributions for 2020.

DIRECTOR COMPENSATION

Compensation for 2020

The following table sets forth information regarding the total compensation awarded to, earned by or paid to each of our non-employee directors during the year ended December 31, 2020 for their service on our board of directors. The compensation amounts presented in the table below are historical and are not indicative of the amounts we may pay our directors in the future. The compensation that we paid to Gary L. Crocker, our Chairman, President and Treasurer, for his service as a director is discussed under “Executive Compensation” above. Mr. Crocker did not receive any compensation for his service as President and Treasurer. Richard Peters, our former President and Chief Executive Officer, did not receive any compensation for his service as a director. The compensation that we paid to Dr. Peters is discussed under “Executive Compensation” above.

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)
Eric D. Andersen (3)	—	—	—	—
Noah G. Levy (3)	—	—	—	—
Ulrik B. Nielsen	76,875	13,271	—	90,146
Russell T. Ray	67,063	13,271	—	80,334

(1)	Fees earned or paid in cash consist of:

•	for Dr. Nielsen, $45,000 as a retainer for board service and $31,875 as a retainer for committee membership;

•	for Mr. Ray, $45,000 as a retainer for board service and $22,063 as a retainer for committee membership.
(2)

Amount reflects the aggregate grant date fair value of a stock option granted for service as a director. The grant date fair value was computed in accordance with the provisions of ASC 718 and treated for accounting purposes as employee awards. The assumptions that we used to calculate this amount are discussed in Note 11 to our consolidated financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2020. As of December 31, 2020, the aggregate number of shares of our common stock subject to each non-employee director’s outstanding option awards was as follows: Mr. Crocker, 103,711; Dr. Nielsen, 305,909; and Mr. Ray, 51,287.

(3)

Pursuant to the terms of the Cooperation Agreement, Mr. Andersen and Mr. Levy have agreed to waive and forego any cash or stock compensation (other than expense reimbursement) for their services as directors.

Director Compensation Arrangements

Our non-employee directors were compensated for their services to our board during 2020, and will continue to be compensated for their services to our board during 2021, as follows:

•	an annual retainer for board service of $45,000 ($70,000 for the Chairman of the Board);

•	for members of the audit committee, an additional annual retainer of $12,000 ($22,250 for the committee chair);

•	for members of the corporate governance and nominating committee, an additional annual retainer of $5,500 ($12,000 for the committee chair);

•	for members of the organization and compensation committee, an additional annual retainer of $7,500 ($15,000 for the committee chair); and

•	an annual stock option grant, granted in connection with each annual meeting of stockholders, to purchase 7,000 shares of our common stock (8,000 shares of our common stock for the Chairman of the Board), provided that if a non-employee director is elected to our board in between annual meetings of stockholders, such director will receive a stock option grant in connection with such election for a pro-rated portion of the annual amount.

In addition, we have reimbursed, and will continue to reimburse, our non-employee directors for their travel, lodging and other reasonable expenses incurred in attending meetings of our board and committees of our board.

Pursuant to the terms of the Cooperation Agreement, Mr. Andersen and Mr. Levy have agreed to waive and forego any cash or stock compensation (other than expense reimbursement) for their services as directors.

AUDIT-RELATED MATTERS

Audit Committee Report

The audit committee of the board of directors of Merrimack Pharmaceuticals, Inc. has reviewed Merrimack’s audited financial statements for the fiscal year ended December 31, 2020 and discussed them with Merrimack’s management and Marcum LLP, Merrimack’s independent registered public accounting firm for the fiscal year ended December 31, 2020.

The audit committee has received from, and discussed with, Marcum LLP various communications that Marcum LLP is required to provide to the audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board.

The audit committee has received the written disclosures and the letter from Marcum LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with Merrimack’s independent registered public accounting firm its independence.

Based on the review and discussions referred to above, the audit committee recommended to Merrimack’s board of directors that the audited financial statements referred to above be included in Merrimack’s Annual Report on Form 10-K for the year ended December 31, 2020.

By the audit committee of the board of directors of Merrimack Pharmaceuticals, Inc.

Noah G. Levy

Ulrik B. Nielsen, Ph.D.

Russell T. Ray

Audit Fees and Services

The following table summarizes the fees that Marcum LLP, our independent registered public accounting firm for the fiscal years ended December 31, 2019 and 2020, billed to us for the fiscal years ended December 31, 2019 and 2020.

Fee Category	2020 ($)	2019 ($)
Audit Fees (1)	131,862	213,557
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	131,862	213,557

(1)	Audit Fees are fees for the audit of our 2019 and 2020 consolidated financial statements including reviews of our interim condensed consolidated financial statements.

All such accountant services and fees were pre-approved by our audit committee in accordance with the “Pre-Approval Policies and Procedures” described below.

The following table summarizes the fees that PricewaterhouseCoopers LLP (“PwC”), our independent registered public accounting firm for January 1, 2019 to July 17, 2019, billed to us for last fiscal year.

Fee Category	2020 ($)	2019 ($)
Audit Fees (1)	—	159,700
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees (2)	—	956
Total Fees	—	160,656

(1)	Audit Fees for 2019 include reviews of our first and second quarter 2019 interim condensed consolidated financial statements.
(2)	All Other Fees for 2019 consist of subscriptions to online accounting research tools.

All such accountant services and fees were pre-approved by our audit committee in accordance with the “Pre-Approval Policies and Procedures” described below.

Pre-Approval Policies and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to a de minimis exception in accordance with applicable SEC rules.

Change in our Independent Registered Public Accounting Firm

On July 15, 2019, our audit committee dismissed PwC as our independent registered public accounting firm, effective following the filing, on July 17, 2019, of our Quarterly Report on Form 10-Q for the three months ended June 30, 2019.

PwC’s reports on our financial statements as of and for the fiscal year ended December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that PwC’s report on our financial statements as of and for the fiscal year ended December 31, 2018 included an emphasis of matter paragraph indicating that we will require additional financing to fund future operations.

During our fiscal year ended December 31, 2018 and the subsequent interim period through July 15, 2019, there were:

(i)

no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its reports on our consolidated financial statements; and

(ii)	no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

We provided PwC with a copy of this disclosure and requested PwC to furnish to us a letter addressed to the SEC stating that it agrees with the statements made above. A copy of PwC’s letter dated July 17, 2019 is attached as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on July 17, 2019.

In addition, on July 24, 2019, our audit committee engaged Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2019. We have authorized PwC to respond fully to the inquiries of Marcum.

During our fiscal year ended December 31, 2018 and the subsequent interim period through July 24, 2019, neither we nor anyone on our behalf has consulted with Marcum on any matter that:

(i)

involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Marcum concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or

(ii)

was either the subject of a “disagreement” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

MATTERS TO BE VOTED ON

Proposal 1: Election of Directors

At the Annual Meeting, stockholders will vote to elect five directors for a one year term beginning at the Annual Meeting and ending at our 2022 Annual Meeting of Stockholders.

Our board of directors is currently comprised of five members. Our board has nominated Mr. Crocker, Mr. Andersen, Mr. Levy, Dr. Nielsen and Mr. Ray for election as directors, each to hold office until the 2022 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until their earlier death, resignation or removal. Each of the nominees is currently a member of our board.

Unless contrary instructions are provided on the proxy card, the persons named as proxies will, upon receipt of a properly executed proxy, vote for the election of Mr. Crocker, Mr. Andersen, Mr. Levy, Dr. Nielsen and Mr. Ray as directors for a term expiring at the 2022 Annual Meeting of Stockholders. Each of the nominees has consented to serving as nominees for election to the board, to being named in this proxy statement and to serve on our board, if elected. If any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee designated by our board. We do not contemplate that any of the nominees will be unable to serve if elected.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF OUR DIRECTOR NOMINEES NAMED ON THE ENCLOSED PROXY CARD, GARY L. CROCKER, ERIC D. ANDERSEN, NOAH G. LEVY, ULRIK B. NIELSEN AND RUSSELL T. RAY.

Proposal 2: Non-Binding Advisory Vote on Executive Compensation

We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act. Consistent with the preference expressed by our stockholders at our 2015 Annual Meeting of Stockholders, we have determined to hold an advisory vote on executive compensation annually.

Currently, we do not have any employees and instead use a limited number of consultants for the operation of our company. Historically, our executive compensation programs have been designed to attract, motivate and retain our executive officers, and we anticipate any future executive compensation programs would be similarly designed. Under these programs, our named executive officers were rewarded for the achievement of our short-term and longer-term financial and strategic objectives and for driving corporate financial performance and stability. The programs contained elements of cash and equity-based compensation and were designed to align the interests of our executives with those of our stockholders.

The “Executive Compensation” section of this proxy statement describes our executive compensation programs and the decisions made by the organization and compensation committee and our board with respect to the years ended December 31, 2020 and 2019.

Our board is asking stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to Merrimack’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, the compensation tables and any related material disclosed in this proxy statement, is hereby approved.

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required to approve the advisory “say-on-pay” vote on the compensation of our named executive officers. As an advisory vote, this proposal is not binding. The outcome of this advisory vote does not overrule any decision by us or our board (or any committee thereof), create or imply any change to the fiduciary duties of us or our board (or any committee thereof), or create or imply any additional fiduciary duties for us or our board (or any committee thereof). However, our organization and compensation committee and our board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Proposal 3: Non-Binding Advisory Vote on the Frequency of Solicitation of Advisory Stockholder Approval of Executive Compensation

As we do not qualify as an “emerging growth company,” we are required, under the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Section 14A of the Exchange Act, to solicit our stockholders, at least once every six years, to indicate their preference regarding how frequently we should hold a Say-on-Pay Vote, as disclosed in this proxy statement. Accordingly, we are asking our stockholders to indicate whether they would prefer an advisory vote every year, every other year or every three years. Alternatively, stockholders may abstain from casting a vote. For the reasons described below, the Board recommends that the stockholders select a frequency of one year.

After careful consideration, our Board of Directors has determined that holding a non-binding advisory Say-on-Pay Vote every year is the most appropriate policy for us at this time, and recommends that stockholders vote for future non-binding advisory Say-on-Pay Votes to occur every year. While our executive compensation program is designed to promote a long-term connection between pay and performance, our Board of Directors recognizes that executive compensation disclosures are made annually. Our Board of Directors considered that an annual non-binding advisory Say-on-Pay Vote will allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year.

We understand that our stockholders may have different views as to what is the best approach for us, and we look forward to hearing from our stockholders on this proposal.

Accordingly, our Board of Directors is asking stockholders to indicate their preferred voting frequency by voting for every year, every two years or every three years in response to the following resolution at the Annual Meeting:

RESOLVED, that the alternative of every one year, two years, or three years that receives the highest number of votes cast by stockholders in person or by proxy at this meeting will be deemed the preferred frequency with which the Company is to hold an advisory vote on the compensation of the Company’s named executive officers.

While our Board of Directors believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on a non-binding advisory basis, as to whether the non-binding advisory vote on the approval of our executive officer compensation practices should be held every year, every two years or every three years. We will consider the frequency approved by the highest number of votes cast by stockholders entitled to vote on this proposal to be the frequency preferred by our stockholders.

Our Board of Directors and the compensation committee value the opinions of our stockholders in this matter, and, to the extent there is any significant vote in favor of one frequency over the other options, our Board and the compensation committee will consider the stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and, therefore, not binding on us, our Board of Directors or the compensation committee, our Board or the compensation committee may decide that it is in the best interests of our stockholders that we hold an advisory vote on executive compensation more or less frequently than the option preferred by our stockholders. The vote will not be construed to create or imply any change or addition to our fiduciary duties or those of our Board or the compensation committee.

The approval of Proposal No. 3 requires the majority of the votes properly cast on this matter. However, because stockholders have several voting choices with respect to this proposal, it is possible that no single choice will receive a majority vote. In light of the foregoing, the Board of Directors and the compensation committee will consider the outcome of the vote when determining the frequency of soliciting non-binding advisory votes on the compensation of our named executive officers.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ONE YEAR, ON A NON-BINDING ADVISORY BASIS, FOR PROPOSAL NO. 3.

Proposal 4: Ratification of Independent Auditors

The audit committee of our board of directors has selected the firm of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2021. PricewaterhouseCoopers LLP previously served as our independent registered public accounting firm since the fiscal year ended December 31, 2001, but was dismissed by our audit committee on July 17, 2019. Although stockholder approval of the selection of Marcum is not required by law or Nasdaq Listing Rules, our audit committee believes that it is advisable and has decided to give our stockholders the opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, our audit committee may reconsider this selection.

Representatives of Marcum are expected to attend the virtual Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions from stockholders.

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the ratification of the selection of Marcum as our independent registered public accounting firm for the current fiscal year.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF MARCUM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

Proposal 5: Approval of the 2021 Incentive Award Plan

General

We are asking you to vote for approval of the proposed Merrimack Pharmaceuticals, Inc. 2021 Incentive Award Plan (the “2021 Plan”), which was approved by the Board on April 15, 2021. The 2021 Plan will replace the Company’s 2011 Incentive Stock Plan (the “Prior Plan”), which terminates on April 3, 2022. The Company intends to use the 2021 Plan in a manner consistent with its use of the Prior Plan in order to incentivize and retain its employees and non-employee directors.

The proposed 2021 Plan significantly reduces the number of shares available for future grant from 1,504,083 shares under the 2011 Plan to 275,000 shares and prohibits the issuance of any future option grants under the 2011 Plan after the adoption of the 2021 Plan. The 2021 Plan has no provision for the increase of the number of shares available for issuance under the 2021 Plan.

Compensation and Governance Best Practices

The 2021 Plan authorizes the Committee (as defined below) to provide equity-based incentive awards in the form of stock options (which can be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or nonstatutory stock options), stock appreciation rights, or SARs, restricted stock, stock units, and other equity awards. The vesting of equity awards can be based on continuous service and/or achievement of certain performance criteria.

The 2021 Plan reflects a broad range of compensation and commonly viewed governance best practices, with some of the key features of the 2021 Plan as follows:

•	No increases in the shares available for grant under the 2021 Plan without shareholder approval;

•	Minimum vesting provisions, with the ability to waive or accelerate vesting in the event of a change in control or termination due to retirement, death or disability;

•	No discounting of stock options or stock appreciation rights;

•	No repricing or replacement of underwater stock options or stock appreciation rights without stockholder approval;

•	Awards are subject to the Company’s clawback policy; and

•	No liberal definition of “change in control.”

Summary of the 2021 Plan

The following summary of the 2021 Plan is qualified in its entirety by the terms of the 2021 Plan, which is attached to this proxy as Appendix A.

Purpose

The purpose of the 2021 Plan is to promote the long-term success of the Company and the creation of stockholder value by offering participants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such participants to continue to provide services to the Company and to attract new individuals with outstanding qualifications.

Administration

One or more committees (each, a “Committee”) appointed by the Board (or its Compensation Committee) will administer the 2021 Plan. Unless the Board provides otherwise, the Compensation Committee will be the Committee. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

Eligibility

The 2021 Plan provides that the Committee may grant awards to employees and non-employee directors. Only employees will be eligible to receive grants of incentive stock options. As of December 1, 2020, there were two non-employee directors and one employee of the Company that would be eligible to participate in the 2021 Plan, if selected by the Committee for participation. The Committee will select the participants who are to receive awards under the 2021 Plan and will determine the type, number, vesting requirements, applicable performance criteria, and other features and conditions of such awards.

Limitations on Awards

The shares of our common stock issuable under the 2021 Plan will come from authorized but unissued shares or treasury shares or reacquired shares, bought on the market or otherwise. The number of shares authorized for issuance under the 2021 Plan consists of 275,000 shares of our common stock. To the extent an award granted under the 2021 Plan expires or is canceled, forfeited, or terminated without issuance to the participant of the full number of shares to which such award related, the unissued shares will again be available for grant under the 2021 Plan. In no event will (i) shares tendered or withheld on the exercise of options for the payment of the exercise price, (ii) shares withheld to satisfy withholding taxes with respect to an award, (iii) shares not issued upon the settlement of a SAR that settles in shares (or could settle in shares), or (iv) shares purchased on the open market with cash proceeds from the exercise of options or SARs, again become available for other awards under the 2021 Plan.

Additionally, the maximum aggregate number of shares of our common stock that may be issued pursuant to the exercise of incentive stock options granted under the 2021 Plan cannot exceed 275,000 shares.

Clawback Policy

By accepting an award, participants are agreeing to be bound by the Company’s clawback policy, which may be amended from time to time by the Company in its discretion, and are further agreeing that all awards may be unilaterally amended by the Company to the extent needed to comply with the clawback policy.

Minimum Vesting Condition

As a general rule, awards granted to new employees under the 2021 Plan may not fully vest sooner than the first anniversary of the date of grant or the date of commencement of employment, in the case of a grant made in connection with a participant’s commencement of employment or service (the “Minimum Vesting Condition”). However, this condition will not apply to awards to outside directors and the Minimum Vesting Condition will not limit the Committee’s ability to provide for accelerated or continued vesting in connection with a change in control of the Company or retirement, death or disability. The 2021 Plan also provides exceptions for certain awards granted in connection with an acquisition by Merrimack of another corporation and restricted stock grants or awards of stock units that a non-employee director has elected to receive in lieu of payment of all or a portion of his or her annual cash retainer or any other cash fees.

Termination of Continuous Service

“Continuous Service” means uninterrupted service as an employee or non-employee director. Unless the applicable award agreement or employment agreement provides otherwise, the following rules will govern the vesting, exercisability, and terms of outstanding awards held by a participant in the event of termination of such participant’s continuous service:

•	Termination for cause: all then-outstanding options, SARs, and unvested portions of other awards will terminate and be forfeited immediately without consideration as of the termination date.

•

Death or disability: all then-outstanding options and SARs that are not yet fully exercisable will immediately become exercisable in full. All then-outstanding unvested restricted stock grants, stock units, and other equity awards will become immediately fully vested and non-forfeitable, except that if an outstanding award remains subject to performance-based forfeiture conditions immediately prior to the date of death or termination due to disability, “fully vested and non-forfeitable” will mean vesting at the designated target level.

•

Retirement: the vested portions of each then-outstanding option, SAR, and, if applicable, other equity award may be exercised within the lesser of their respective remaining terms and 12 months after the termination date. All unvested portions of all then-outstanding awards will be forfeited without consideration as of the termination date.

•

Continuous service terminated by Company without cause or by the participant for good reason, in each case, after a change in control and prior to the first anniversary of a change in control: on the date of termination, (i) all outstanding continued, assumed, or replaced options and SARs that are not yet fully exercisable shall immediately become exercisable in full and shall remain exercisable in accordance with their terms; (ii) all continued, assumed, or replaced unvested restricted stock grants, stock units, and other equity awards will become immediately fully vested and non-forfeitable; and (iii) any performance criteria applicable to the unvested continued, assumed, or replaced awards for performance measurement periods not yet ended will be deemed to have been satisfied at the greater of the designated target level or the degree of satisfaction of the performance criteria through the date of termination in connection with the award.

•

Any other reason: the vested portion of then-outstanding options, SARs, and, if applicable, other equity awards may be exercised within the lesser of the remaining term of such option, SAR, and other equity award and three months after the termination date. All unvested portions of all then-outstanding awards will be forfeited without consideration as of the termination date.

Options

Each option granted under the 2021 Plan is subject to the following terms and conditions:

•

Exercise Price. The Committee will establish the exercise price of options to purchase shares of common stock. As a general rule, the exercise price of an option must be no less than 100% (110% for an incentive stock option granted to a 10% stockholder) of the fair market value of the common stock on the date the option is granted. The 2021 Plan provides exceptions for certain substitute options granted in connection with a corporate transaction. For so long as Merrimack’s common stock is traded on NASDAQ, the fair market value of a share of common stock shall be the closing sales price for such stock as quoted on such system on the day before the date of determination of such fair market value or, if there were no sales on such date, on the latest previous trading day.

•

Exercise of the Option. Each award agreement specifies the term of the option and the date when the option is to become exercisable, provided that the term of an option will not exceed ten years (five years for an incentive stock option granted to a 10% stockholder) from its date of grant. The terms of such vesting are determined by the Committee.

•

Form of Consideration. The consideration for shares issued upon exercise of options generally will be payable in cash (or check) at the time when such shares are purchased by the participant, except as specified in the terms of the applicable award agreement. The form of consideration specified in an award agreement may vary for each option, and may consist entirely of cash, check, other shares of Merrimack common stock, cashless exercise, net exercise, any combination thereof, or any other legally permissible form of consideration as may be provided in the 2021 Plan and the award agreement.

•

Other Provisions. The award agreement shall also specify whether the option is an incentive stock option, and if not specified, then the option will be a nonstatutory stock option. The award agreement may contain such other terms, provisions and conditions not inconsistent with the 2021 Plan as may be determined by the Committee. Shares of common stock covered by options which have terminated, and which were not exercised prior to termination will be returned to the 2021 Plan.

•	No Repricing. Outstanding options may not be re-priced without the approval of our stockholders.

Stock Appreciation Rights

The exercise of a SAR will entitle the grantee to receive the excess of the fair market value of a share of common stock on the date of exercise over the exercise price for each share of common stock with respect to which the SAR is exercised. As a general rule, the exercise price of a SAR must be no less than 100% of the fair market value of the common stock on the date the SAR is granted. The 2021 Plan provides exceptions for certain substitute SAR awards granted in connection with a corporate transaction. The term of a SAR may not exceed ten years from its date of grant. An award agreement may provide for a maximum limit on the amount of any payout notwithstanding the fair market value on the date of exercise of the SAR. Payment upon exercise of a stock appreciation right may be in cash, shares of common stock or a combination of cash and shares of common stock, as provided in the applicable award agreement. Outstanding SARs may not be re-priced without the approval of our stockholders.

Restricted Stock Grants

The applicable award agreement will set forth the number of shares of common stock comprising a restricted stock grant, along with the conditions applicable thereto. A restricted award grant will vest, in full or in installments, upon satisfaction of the conditions specified in the applicable award agreement, subject to the Minimum Vesting Condition described above. Any such conditions for vesting may be based upon the passage of time and continuous service by the grantee, or the achievement of specified performance criteria, or both. The holder of a restricted stock grant (irrespective of whether the shares subject to the restricted stock grant are vested or unvested) will have the same voting, dividend and other rights as the Company’s other stockholders. However, any dividends received on shares that are unvested (whether such dividends are in the form of cash or shares) will be subject to the same vesting conditions and restrictions as the restricted stock grant with respect to which the dividends were paid.

Stock Units

The applicable award agreement will set forth the number of shares of common stock to which the stock unit grant pertains, along with the conditions applicable thereto. Stock units will vest, in full or in installments, upon satisfaction of the conditions specified in the applicable award agreement, subject to the Minimum Vesting Condition described above. However, stock units granted to a non-employee director under a director compensation deferral program with respect to otherwise earned and vested compensation need not be subject to vesting conditions. A holder of stock units has no voting rights. The Committee may provide in a stock unit award agreement for the payment of dividend equivalents, which entitle the holder to be credited with an amount equal to cash or common stock dividends paid on Merrimack common stock while the stock unit is outstanding. Settlement of dividend equivalents may be made in the form of cash, shares of Merrimack common stock, or a combination of both. Prior to vesting of the stock units, any dividend equivalents accrued on such unvested stock units will be subject to the same vesting conditions and restrictions as the stock units to which they attach. The settlement of stock units may be in the form of cash, shares of common stock or a combination of cash and shares of common stock, as determined by the Committee.

Other Stock-Based Awards

The Committee may grant other stock-based awards in such amounts, on such terms and conditions, and for such consideration, as the Committee determines in its discretion. Other stock-based awards may be denominated and paid in cash, shares of Merrimack common stock, or combination of both, all as determined in the discretion of the Committee.

Performance Criteria

The performance criteria that may be used to establish performance goals with respect to an award may include, but are not limited to, any of the following: (i) terms relative to a peer group or index; (ii) any financial or operational metric; (iii) any regulatory approval requirements; (iv) sales or licenses of assets and intellectual property; (v) research and development; and (vi) any combination of the foregoing.

Adjustment upon Changes in Capitalization

In the event of changes in the outstanding stock of Merrimack by reason of a subdivision of the outstanding shares, a stock dividend, an extraordinary cash dividend, a combination or consolidation of the outstanding shares (by reclassification or otherwise) into a lesser number of shares, a stock split, a reverse stock split, a reclassification or other distribution of the shares without the receipt of consideration by the Company, of or on its common stock, a recapitalization, a combination, a spin-off or a similar occurrence, an appropriate adjustment will be made by the Committee, taking into consideration the accounting and tax consequences to: (i) the Share Limit and the limit with respect to incentive stock options under the 2021 Plan; (ii) the number and kind of securities available for awards (and which can be issued as incentive stock options); (iii) the number and kind of securities covered by each outstanding award; (iv) the exercise price of each outstanding option and SAR; (v) any applicable performance measures; and (vi) the number and kind of outstanding securities issued under the 2021 Plan.

Change in Control

In the event of a change in control of Merrimack, outstanding awards will be subject to the merger agreement or other applicable transaction agreement. Such agreement may provide, without limitation, for the assumption (or substitution) of outstanding awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with consideration or, solely in the case of an underwater option or SAR, without consideration, in all cases, without the consent of the participant. Outstanding awards do not have to all be uniformly treated the same way.

If a participant’s Continuous Service does not terminate prior to first anniversary of a change in control, as described above, then on the first anniversary of a change in control: (i) all continued, assumed or replaced outstanding options and SARs that are not yet fully exercisable will immediately become exercisable in full and shall remain exercisable in accordance with their terms; (ii) all continued, assumed, or replaced unvested restricted stock grants, stock units, and other stock-based awards will become immediately fully vested and non-forfeitable; and (iii) any performance criteria applicable to the unvested continued, assumed, or replaced awards for performance measurement periods not yet ended will be deemed to have been satisfied at the greater of the designated target level or the degree of satisfaction of performance criteria through the first anniversary of the change in control in connection with the award.

In the event that a change in control occurs and there is no assumption, substitution or continuation of awards as described above, the Committee in its discretion may provide that some or all awards shall vest and, if applicable, become exercisable as of immediately before such change in control.

Amendment and Termination of the 2021 Plan

The 2021 Plan will be effective on the date it is approved by our stockholders and will terminate on the tenth anniversary of the date on which it was adopted by the Board. The Committee may amend or terminate the 2021 Plan (or may amend an award agreement) at any time and for any reason. An amendment of the 2021 Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules. In addition, no amendment or termination of the 2021 Plan or amendment of an award agreement will be made which would materially impair the rights of any participant, without such participant’s written consent, under any then-outstanding award. However, no such consent will be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration is required or advisable in order for the Company, the 2021 Plan, or the award to satisfy or conform to any applicable law or regulation or to meet the requirements of any accounting standard.

Federal Tax Information

The following is a general summary, as of March 31, 2021, of the U.S. federal income tax consequences to us and to U.S. participants for awards granted under the 2021 Plan. The U.S. federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of income tax laws of any municipality, state or other country. We advise participants to consult with a tax advisor regarding the tax implications of their awards under the 2021 Plan.

Pursuant to the 2021 Plan, Merrimack may grant either “incentive stock options, nonstatutory stock options, SARs, restricted stock grants, stock units, and other stock-based awards.

Incentive Stock Options

A grantee who receives an incentive stock option grant will not recognize any taxable income either at the time of grant or exercise of the option, although the exercise may subject the grantee to the alternative minimum tax. Upon the sale or other disposition of the shares more than two years after the grant of the option and one year after the exercise of the option, any gain or loss will be treated as a long-term capital gain or loss. If these holding periods are not satisfied, the grantee will recognize ordinary income at the time of sale or disposition equal to the lesser of (a) the fair market of the shares at the date of the option exercise minus the exercise price or (b) the sale price of the shares minus the exercise price. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period. Merrimack will be entitled to a deduction in the same amount as the ordinary income recognized by the grantee.

Nonstatutory Stock Options

All options that do not qualify as incentive stock options are referred to as nonstatutory options. A grantee will not recognize any taxable income at the time he or she receives a nonstatutory option grant. However, upon exercise of the nonstatutory option, the grantee will recognize ordinary taxable income generally measured as the excess of the fair market value of the shares purchased on the date of exercise over the purchase price. Any taxable income recognized in connection with an option exercise by a grantee who is also an employee of Merrimack will be subject to tax withholding by Merrimack. Upon the sale of such shares by the grantee, any difference between the sale price and the fair market value of the shares on the date of exercise of the option will be treated as long-term or short-term capital gain or loss, depending on the holding period. Merrimack will be entitled to a tax deduction in the same amount as the ordinary income recognized by the grantee with respect to shares acquired upon exercise of a nonstatutory option, except to the extent the deduction limits of Section 162(m) of the Code apply.

Stock Appreciation Rights, Restricted Stock Grants, Stock Units, and Other Stock-Based Awards

A grantee will not recognize taxable income at the time SARs are granted and Merrimack will not be entitled to a tax deduction at that time. Upon exercise, the grantee will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by Merrimack, and Merrimack will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

A grantee will not recognize taxable income at the time restricted stock is granted and Merrimack will not be entitled to a tax deduction at that time, unless the grantee makes an election to be taxed at that time. If such election is made, the grantee will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the grantee will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions constituting a substantial risk of forfeiture is deductible by Merrimack as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions constituting a substantial risk of forfeiture lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and Merrimack will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

A grantee will not recognize taxable income at the time a stock unit is granted and Merrimack will not be entitled to a tax deduction at that time. Upon settlement of stock units, the grantee will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by Merrimack, and Merrimack will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

The tax treatment with respect to other stock-based awards will depend on the structure of such awards.

Income Tax Effects for Merrimack

As a general rule, Merrimack will be entitled to a deduction in the same amount and at the same time as the compensation income is received by the participant, except to the extent the deduction limits of Section 162(m) of the Code apply. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to any “covered employee” in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000. It is possible that compensation attributable to awards under the 2021 Plan may cause this limitation to be exceeded in any particular year.

Internal Revenue Code Section 409A

Any award that is deemed to be a deferral arrangement (that is, not excluded or exempted under the tax regulations) will be subject to Section 409A of the Code. Elections by the grantee to defer compensation under such awards and the timing of distributions relating to such awards must meet the applicable requirements under Section 409A of the Code in order for income taxation to be deferred upon vesting of the award and tax penalties avoided by the grantee.

New Plan Benefits

All awards under the 2021 Plan are made at the discretion of the Committee. Therefore, the benefits and amounts that will be received or allocated under the 2021 Plan to the named executive officers, the executive officers as a group, and all employees who are not executive offices as a group are not determinable at this time.

Recommendation of the Board of Directors

The Board believes that the proposed 2021 Plan is necessary and desirable in order to continue to provide incentives to existing and future officers and directors of Merrimack.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 2021 INCENTIVE AWARD PLAN.

STOCK OWNERSHIP AND REPORTING

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 31, 2021 by:

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;

•	each of our named executive officers;

•	each of our current directors and director nominees; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days after March 31, 2021 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person, but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, to our knowledge, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 13,410,243 shares of our common stock outstanding as of March 31, 2021. Except as otherwise set forth below, the address of the beneficial owner is c/o Merrimack Pharmaceuticals, Inc., One Broadway, 14th Floor, Cambridge, MA 02142. Beneficial ownership representing less than one percent of our outstanding common stock as of March 31, 2021 is denoted with an “*.”

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Newtyn Management, LLC (1)	1,519,107	11.3
22NW Fund, LP (2)	1,241,896	9.3
Western Standard, LLC (3)	1,188,845	8.9
Nantahala Capital Management, LLC (4)	751,843	5.6
JFL Partners Fund LP (5)	701,998	5.2

Named Executive Officers and Directors
Gary L. Crocker (6)	130,642	1.0
Eric D. Andersen (7)	1,188,845	8.9
Noah G. Levy (8)	1,519,107	11.3
Ulrik B. Nielsen (9)	321,403	2.4
Russell T. Ray (10)	49,537	*
All executive officers and directors as a group (5 persons) (11)	3,180,603	23.9

(1)

Based on information provided in a Schedule 13D/A filed on December 2, 2020 (as an amendment to the previously filed Schedule 13D/As filed on September 30, 2019) by Newtyn Management, LLC (“Newtyn Management”) with respect to the following reporting persons: Newtyn Management, Noah G. Levy, Newtyn Partners, LP (“NP”), Newtyn Capital Partners, LP (“NCP”) and Ledo Capital, LLC (“Ledo”). The

address of each of the reporting persons is 60 East 42nd Street, 9th Floor, New York, New York 10165. Newtyn Management is the investment manager to NP and Newtyn TE Partners, LP (the “Funds”). Mr. Levy is the managing member of Newtyn Management and Ledo, and is the portfolio manager to the Funds. NCP is the general partner of the Funds, and Ledo is the general partner of NCP. Newtyn Management reports that it holds sole voting power and sole dispositive power with respect to 1,519,107 shares. Mr. Levy reports that he holds sole voting power and sole dispositive power with respect to 1,519,107 shares. NP reports that it holds sole voting power and sole dispositive power with respect to 879,283 shares. NCP reports that it holds sole voting power and sole dispositive power with respect to 1,519,107 shares. Ledo reports that it holds sole voting power and sole dispositive power with respect to 1,519,107 shares. Mr. Levy, a member of our board of directors, disclaims beneficial ownership of all shares held by Newtyn Management, except to the extent of his pecuniary interest therein. Each of Newtyn Management, Mr. Levy, the Funds, NCP, Ledo, Western Standard, LLC, Western Standard Partners, LP, Western Standard Partners QP, LP and Mr. Andersen is a member of a “group” with the other reporting persons for the purposes of Section 13(d)(3) of the Exchange Act, and such group beneficially owns the 2,707,952 shares of common stock owned in the aggregate by all of the reporting persons. See Note 3 below. Each such reporting person disclaims beneficial ownership of the common stock that he or it does not directly own.
(2)

Based on information provided in a Schedule 13D/A filed on September 24, 2019 (as an amendment to the previously filed Schedule 13D/As filed on July 24, 2019, April 17, 2019, March 14, 2019 and December 19, 2018 and Schedule 13D filed on November 2, 2018) on behalf of 22NW Fund, LP, a Delaware limited partnership (“22NW Fund”), with respect to the common stock directly and beneficially owned by it; 22NW, LP, a Delaware limited partnership (“22NW”), as the investment manager of 22NW Fund; 22NW Fund GP, LLC, a Delaware limited liability company (“22NW GP”), as the general partner of 22NW Fund; 22NW GP, Inc., a Delaware S corporation (“22NW Inc.”), as the general partner of 22NW; Aron R. English, as the Portfolio Manager of 22NW, Manager of 22NW GP and President and sole shareholder of 22NW Inc. The address of the principal office of each of 22NW Fund, 22NW, 22NW GP, 22NW Inc. and Mr. English is 1455 NW Leary Way, Suite 400, Seattle, Washington 98107. As of the close of business on September 24, 2019, 22NW Fund directly beneficially owned 1,241,896 shares of common stock. 22NW, as the investment manager of 22NW Fund, may be deemed to beneficially own the 1,241,896 shares of common stock owned by 22NW Fund. 22NW GP, as the general partner of 22NW Fund, may be deemed to beneficially own the 1,241,896 shares of common stock owned by 22NW Fund. 22NW Inc., as the general partner of 22NW, may be deemed to beneficially own the 1,241,896 shares of common stock owned by 22NW Fund. Mr. English, as the Portfolio Manager of 22NW, Manager of 22NW GP and President and sole shareholder of 22NW Inc., may be deemed to beneficially own the 1,241,896 shares of common stock owned by 22NW Fund.

(3)

Based on information provided in a Schedule 13D/A filed on December 3, 2020 (as an amendment to the previously filed Schedule 13D/As filed on September 30, 2019) by Western Standard, LLC (“Western Standard”) with respect to the following reporting persons: Western Standard and Eric D. Andersen. The address of each of the reporting persons is 5900 Wilshire Blvd., Suite 650, Los Angeles, California 90036. Western Standard is the general partner and investment manager to Western Standard Partners, LP (“WSP LP”) and Western Standard Partners QP, LP (“WSP QP LP” and together with WSP LP, the “WSP Funds”). Mr. Andersen is the managing member of Western Standard and is the portfolio manager to the WSP Funds. Western Standard reports that it holds sole voting power and sole dispositive power with respect to 1,188,845 shares. Mr. Andersen reports that he holds sole voting power and sole dispositive power with respect to 1,188,845 shares. Mr. Andersen, a member of our board of directors, disclaims beneficial ownership of all shares held by Western Standard, except to the extent of his pecuniary interest therein. Each of Newtyn Management, Mr. Levy, the Funds, NCP, Ledo, Western Standard, the WSP Funds and Mr. Andersen is a member of a “group” with the other reporting persons for the purposes of Section 13(d)(3) of the Exchange Act, and such group beneficially owns the 2,707,952 shares of common stock owned in the aggregate by all of the reporting persons. See Note 1 above. Each such reporting person disclaims beneficial ownership of the common stock that he or it does not directly own.

(4)

Based on information provided in a Schedule 13G on February 12, 2021 with respect to Nantahala Capital Management, LLC (“Nantahala”). Nantahala reports that it has shared voting power and shared dispositive power with respect to 751,843 shares of common stock. The address of Nantahala is 130 Main Street, 2nd Floor, New Canaan, CT 06840.

(5)

Based on information provided in a Schedule 13D/A filed on November 19, 2019 on behalf of JFL Partners Fund LP, a Delaware limited partnership (“JFL Partners”), with respect to the common stock directly and beneficially owned by it; JFL Capital Management LP, a Texas limited partnership (“JFL GP”), as the general partner of JFL Partners; JFL Capital Holdings LLC, a Delaware limited liability company (“JFL Holdings”), as the general partner of JFL GP; JFL Capital Management LLC, a Delaware limited liability company (“JFL Capital Management”), as the investment manager of JFL Partners and a certain managed account (the “JFL Account”); and Joseph F. Lawler, M.D., Ph.D., as the Managing Member of each of JFL Holdings and JFL Capital Management. The address of the principal office of each of JFL Partners, JFL GP, JFL Holdings, JFL Capital Management and Dr. Lawler is 2110 Ranch Road 620 S, #341732, Lakeway, Texas 78734. As of November 19, 2019, JFL Partners directly beneficially owned 276,847 shares of common stock. As of November 19, 2019, each of JFL Partners, JFL GP, JFL Holdings and JFL Capital Management had sole voting power and sole dispositive power over 276,847 shares of common stock. JFL GP, as the general partner of JFL Partners, may be deemed to beneficially own the 276,847 shares of common stock owned by JFL Partners. JFL Holdings, as the general partner of JFL GP, may be deemed to beneficially own the 276,847 shares of common stock owned by JFL Partners. As of November 19, 2019, 425,151 shares of common stock were held in the JFL Account. JFL Capital Management, as the investment manager of JFL Partners and the JFL Account, may be deemed to beneficially own the 701,998 shares of common stock owned in the aggregate by JFL Partners and held in the JFL Account. Dr. Lawler, as the Managing Member of JFL Capital Management and JFL Holdings, may be deemed to beneficially own the 701,998 shares owned in the aggregate by JFL Partners and held in the JFL Account. By virtue of their respective positions with JFL Partners, each of JFL GP, JFL Holdings, JFL Capital Management and Dr. Lawler may be deemed to have sole power to vote and dispose of the common stock reported owned by JFL Partners.

(6)

Consists of (i) 28,931 shares of common stock and (ii) 101,711 shares of common stock underlying options that are exercisable as of March 31, 2021 or will become exercisable within 60 days after such date.

(7)

Consists of the shares described in Note 3 above. Mr. Andersen, a member of our board of directors, is the managing member of Western Standard and may be deemed the indirect beneficial owner of such shares. Mr. Andersen disclaims beneficial ownership over such shares, except to the extent of his pecuniary interest therein.

(8)

Consists of the shares described in Note 1 above. Mr. Levy, a member of our board of directors, is the managing member of Newtyn Management and may be deemed the indirect beneficial owner of such shares. Mr. Levy disclaims beneficial ownership over such shares, except to the extent of his pecuniary interest therein.

(9)

Consists of (i) 17,244 shares of common stock and (ii) 304,159 shares of common stock underlying options that are exercisable as of March 31, 2021 or will become exercisable within 60 days after such date.

(10)

Consists of (i) 1,000 shares of common stock and (ii) 40,183 shares of common stock underlying options that are exercisable as of March 31, 2021 or will become exercisable within 60 days after such date.

(11)	Includes 455,407 shares of common stock underlying options that are exercisable as of March 31, 2021 or will become exercisable within 60 days after such date.

OTHER MATTERS

Our board of directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

This proxy is solicited on behalf of our board of directors. We will bear the expenses connected with this proxy solicitation. We expect to pay banks, brokers and other nominees their reasonable expenses for forwarding proxy materials and annual reports to principals and obtaining their voting instructions. In addition to the use of the mails, our directors and our sole executive officer may, without additional remuneration, solicit proxies in person or by telephone, facsimile, electronic mail, Internet and text messaging.

We have engaged Morrow Sodali, LLC to solicit proxies from stockholders in connection with the 2021 Annual Meeting. We will pay Morrow Sodali, LLC a fee not to exceed $7,000, plus costs and expenses.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of either document to any stockholder upon request submitted in writing to us at Merrimack Pharmaceuticals, Inc., One Broadway, 14th Floor, Cambridge, MA 02142, Attention: Corporate Secretary, or by calling (617) 441-1000. Any stockholder who wants to receive separate copies of the annual report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee record holder, or contact us at the above address or phone number.

Deadline for Submission of Stockholder Proposals for 2022 Annual Meeting of Stockholders

Proposals of stockholders intended to be presented at our 2022 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by us at our principal executive offices, One Broadway, 14th Floor, Cambridge, MA 02142, no later than December 23, 2021 in order to be included in the proxy statement and proxy card relating to that meeting.

If a stockholder wishes to present a proposal at our 2022 Annual Meeting of Stockholders, but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, pursuant to the advance notice provision in our bylaws, such stockholder must give written notice to our Corporate Secretary at our principal executive offices at the address noted above. Our Corporate Secretary must receive such notice no earlier than January 28, 2022 and no later than February 22, 2022, provided that if the date of the 2022 Annual Meeting of Stockholders is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the Annual Meeting, such notice must instead be received by our Corporate Secretary no earlier than the 120th day prior to the 2022 Annual Meeting of Stockholders and not later than the close of business on the later of (i) the 90th day prior to the 2022 Annual Meeting of Stockholders and (ii) the tenth day following the day on which notice of the date of the 2022 Annual Meeting of Stockholders was mailed or public disclosure of the date of the 2022 Annual Meeting of Stockholders was made, whichever occurs first.

MERRIMACK PHARMACEUTICALS, INC.

2021 INCENTIVE AWARD PLAN

Article 1.

Purpose

The purpose of this Merrimack Pharmaceuticals, Inc. 2021 Incentive Award Plan (as amended from time to time, the “Plan”) is to promote the success and enhance the value of Merrimack Pharmaceuticals, Inc. (the “Company”) by linking the personal interests of Eligible Individuals to those of Company shareholders and by providing such Eligible Individuals with an incentive for outstanding performance to generate superior returns to Company shareholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Eligible Individuals upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

Article 2.

Definitions and Construction

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, or a Restricted Stock Unit award granted to a Participant pursuant to the Plan.

2.2 “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Blackout Period” means any period during with a Participant is prohibited from public trading in Stock as a result of the application of any insider trading or other policy of the Company or any applicable law.

2.5 “Change in Control” means and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than (i) a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.5(a) or Section 2.5(c) or (ii) a director who was nominated by the Board, or otherwise appointed or elected by or to the Board, pursuant to or in connection with an agreement or understanding to forestall or settle (or otherwise not pursue) a proxy contest or one or more shareholder proposals to amend (or otherwise relating to) the Company’s bylaws, certificate of incorporation or other documents or policies addressing the governance of the Company or rights of Company shareholders) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.5(c) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d) The Company’s shareholders approve a liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any portion of an Award that provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.6 “Code” means the Internal Revenue Code of 1986, as amended.

2.7 “Committee” means the committee of the Board described in ARTICLE 11.

2.8 “Company” has the meaning given in ARTICLE 1.

2.9 “Consultant” means any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company or any Subsidiary; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person.

2.10 “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Section 8.5.

2.11 “Director” means a member of the Board, or as applicable, a member of the board of directors of a Subsidiary.

2.12 “Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time, or a determination by the Board that the Participant has become disabled as defined in the Code.

2.13 “Dividend Equivalents” means a right granted to a Participant pursuant to Section 8.3 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.14 “Effective Date” means the date the Plan is approved by the Board, subject to the approval of the Plan by the Company’s shareholders.

2.15 “Eligible Individual” means any person who is an Employee, a Consultant or an Non-Employee Director, as determined by the Committee.

2.16 “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

2.17 “Equity Restructuring” means a nonreciprocal transaction between the Company and its shareholders, such as a stock dividend, stock split, spin-off, or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Stock (or other securities of the Company) or the share price of Stock (or other securities) and causes a change in the per share value of the Stock underlying outstanding Awards.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.19 “Fair Market Value” means, as of any given date, (a) if Stock is traded on any established stock exchange, the closing price of a share of Stock as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; (b) if Stock is not traded on an exchange but is quoted on a national market or other quotation system, the last sales price on such date, or if no sales occurred on such date, then on the date immediately prior to such date on which sales prices are reported; or (c) if Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

2.20 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.21 “Non-Employee Director” means a Director of the Company who is not an Employee.

2.22 “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

2.23 “Option” means a right granted to a Participant pursuant to ARTICLE 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.24 “Participant” means any Eligible Individual who, as a Director, Consultant or Employee, has been granted an Award pursuant to the Plan.

2.25 “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals may include, but are not limited to, the following: net earnings (either before or after interest, taxes, depreciation and amortization), profit (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on shareholders’ equity, return on assets, return on capital, shareholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured (i) either in absolute terms or as compared to any incremental increase or as compared to results of a peer group and (ii) either on a GAAP or adjusted GAAP or IFRS or adjusted IFRS (or other accounting principles followed by the Company) or on any other basis.

2.26 “Performance Goals” means, for a Performance Period, the goals established by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, network, business unit, or an individual. The Committee, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, including, without limitation: (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

2.27 “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, an Award.

2.28 “Performance Share” means a right granted to a Participant pursuant to Section 8.1, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.29 “Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.2, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.30 “Permitted Assignee” has the meaning set forth in Section 9.3.

2.31 “Plan” has the meaning set forth in ARTICLE 1.

2.32 “Prior Plans” means, collectively, the following plans of the Company: the Merrimack Pharmaceuticals, Inc. 2008 Stock Incentive Plan, and the Merrimack Pharmaceuticals, Inc. 2011 Stock Incentive Plan, in each case as such plan may be or have been amended from time to time.

2.33 “Restricted Stock” means Stock awarded to a Participant pursuant to ARTICLE 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

2.34 “Restricted Stock Unit” means an Award granted pursuant to Section 8.6.

2.35 “Securities Act” means the Securities Act of 1933, as amended.

2.36 “Stock” means the common stock of the Company, par value $0.01 per share, and such other securities of the Company that may be substituted for Stock pursuant to ARTICLE 10.

2.37 “Stock Appreciation Right” or “SAR” means a right granted pursuant to ARTICLE 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

2.38 “Stock Payment” means a payment in the form of shares of Stock granted pursuant to Section 8.4 as part of any bonus, deferred compensation or other arrangement.

2.39 “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

2.40 “Substitute Awards” means Awards granted or shares of Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combined.

2.41 “Successor Entity” has the meaning given in Section 2.5(c)(i).

Article 3.

Shares Subject to the Plan

3.1 Number of Shares.

(a) Subject to ARTICLE 10 and Sections 3.1(b) and 3.1(c), the maximum aggregate number of shares of Stock that may be subject to Awards granted under the Plan is Two Hundred Seventy-Five Thousand (275,000) shares of Stock, less one share for each share of Stock subject to an award granted under a Prior Plan prior to June 10, 2021. Upon shareholder approval of the Plan, no further awards will be made under a Prior Plan.

(b) If an Award granted under this Plan, or any portion thereof, is forfeited (including a repurchase of an unvested award upon a Participant’s termination of employment at a price equal to the par value of the Stock subject to the award or the price paid by a Participant (or lower price), as adjusted for corporate events), cancelled or is settled for cash or expires, then the shares of Stock subject to such Award shall, to the extent of such forfeiture, expiration, cancellation or cash settlement be added or added back, as applicable, to the limit set forth in paragraph (a) of this Section and be available, or again be available, for Awards under the Plan. In addition, shares of Stock tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award that is not an Option or SAR added back, as applicable, to the limit set forth in paragraph (a) of this Section and be available, or again be available, for Awards under the Plan. Notwithstanding any provision of this Plan to the contrary, the following shares of Stock shall not be added or added back, as applicable, to the shares of Stock authorized for grant under paragraph (a) of this Section: (x) shares of Stock tendered by the Participant or withheld by the Company in payment of the purchase price of an Option or an option granted under a Prior Plan, (y) shares of Stock tendered after the Effective Date by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Option or a SAR or an option or stock appreciation right granted under a Prior Plan, and (z) shares of Stock subject to a SAR (or a stock appreciation right from a Prior Plan) that are not issued in connection with the stock settlement of the SAR (or a stock appreciation right from a Prior Plan) on exercise thereof. Shares purchased in the market with the proceeds from any exercise of an Option or an option granted under a Prior Plan also shall not be added or added back, as applicable, to the shares of Stock authorized for grant under paragraph (a) of this Section. Notwithstanding the provisions of this Section 3.1(b), no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c) Substitute Awards shall not reduce the shares of Stock authorized for grant under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Stock authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees, Consultants or Directors prior to such acquisition or combination.

(d) Notwithstanding anything to the contrary in this ARTICLE 3, or elsewhere in this Plan, but subject to adjustment pursuant to ARTICLE 10 of the Plan, the aggregate number of shares of Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options after the Effective Date shall not exceed Two Hundred Seventy Five Thousand (275,000) shares of Stock.

3.2 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to ARTICLE 10, the Committee may establish compensation for Non-Employee Directors from time to time, subject to the limitations in the Plan. The Committee will from time to time determine the terms, conditions and amounts of all such Non-Employee Director compensation in its direction and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time.

Article 4.

Eligibility and Participation

4.1 Eligibility. Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

4.2 Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

4.3 Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Eligible Individuals, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

Article 5.

Stock Options

5.1 General. The Committee is authorized to grant Options to Eligible Individuals on the following terms and conditions:

(a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided, that, subject to Section 5.2(c), the exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant. Notwithstanding the foregoing, Options that are Substitute Awards may be granted with a per share exercise price other than as required in the preceding sentence.

(b) Time and Conditions of Exercise; Blackout Periods. The Committee shall determine the Performance Criteria, other specific performance criteria or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Committee shall also determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. Notwithstanding the foregoing or any stated term of an Option as identified in an Award Agreement, unless otherwise specifically stated to the contrary in an Agreement or unless otherwise determined by the Committee, if, as of the last business day of the applicable term of an Option, (i) the Option is outstanding and has an exercise price per share that is less than the Fair Market Value per share of Stock as of such date, (ii) the Participant who holds such Option is subject to a Blackout Period that is then in effect, and (iii) the Option is not an Incentive Stock Option, then the Option term shall automatically be extended until the 30th day after the expiration of the applicable Blackout Period.

(c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid and the form of payment, including, without limitation: (i) cash, (ii) shares of Stock (including shares of Stock subject to issuance pursuant to the exercise of the Option) held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iii) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale). Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(d) Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

5.2 Incentive Stock Options. Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1, must comply with the provisions of this Section 5.2.

(a) Expiration. Subject to Section 5.2(c), an Incentive Stock Option shall expire and may not be exercised to any extent by anyone after the date ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

(b) Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(d) Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

(e) Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(f) Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

5.3 Granting of Options to Non-Employee Directors. The Board may from time to time, in its sole discretion, and subject to the limitations of the Plan:

(a) Select from among the Non-Employee Directors (including Non-Employee Directors who have previously been granted Options under the Plan) such of them as in its opinion should be granted Options;

(b) Subject to Sections 3.1 and 3.3, determine the number of shares of Stock that may be purchased upon exercise of the Options granted to such selected Non-Employee Directors; and

(c) Subject to the provisions of this ARTICLE 5, determine the terms and conditions of such Options, consistent with the Plan.

(d) Options granted to Non-Employee Directors shall be Non-Qualified Stock Options.

Article 6.

Restricted Stock Awards

6.1 Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement and shall be subject to ARTICLE 9.

6.2 Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock) and may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. If an Award of Restricted Stock is subject to any vesting conditions, then to the extent such Award provides the Participant with the right to receive dividends paid prior to the vesting of such Award, such dividends shall only be paid out to the Participant to the extent that the vesting conditions are subsequently satisfied and the related Award vests.

Article 7.

Stock Appreciation Rights

7.1 Grant of Stock Appreciation Rights.

(a) A Stock Appreciation Right may be granted to any Eligible Individual selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose (including any Performance Criteria or other specific performance criteria that must be satisfied before all or part of a Stock Appreciation Right may be exercised) and shall be evidenced by an Award Agreement. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part; provided that the term of any SAR granted under the Plan shall not exceed ten years. Notwithstanding the foregoing or any stated term of a SAR as identified in an Award Agreement, unless otherwise specifically stated to the contrary in an Award Agreement or unless otherwise determined by the Committee, if, as of the last business day of the applicable term of a SAR, (i) the SAR is outstanding and has a base price per share that is less than the Fair Market Value per share of Stock as of such date, and (ii) the Participant who holds such SAR is subject to a Blackout Period that is then in effect, then the SAR term shall automatically be extended until the 30th day after the expiration of the applicable Blackout Period.

(b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Stock on the date the Stock Appreciation Right is exercised over (B) the Fair Market Value of the Stock on the date the Stock Appreciation Right was granted (which may be the original date of grant for a Substitute Award) and (ii) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose.

7.2 Payment and Limitations on Exercise.

(a) Subject to Section 7.2(b), payment of the amounts determined under Section 7.1(b) above shall be in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or in cash, as determined by the Committee (or as specified in an Award Agreement).

(b) Any payment under this ARTICLE 7 shall be made subject to satisfaction of all provisions of

Article 8.

Other Types of Awards

8.1 Performance Share Awards. Any Eligible Individual selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant. Performance Share Awards may be paid in shares of Stock and/or Restricted Stock (including shares of Restricted Stock). To the extent Performance Shares are payable in shares of Restricted Stock, the Committee shall, subject to the terms and provisions with respect to Restricted Stock set forth in ARTICLE 6, specify the conditions and dates upon which the shares of Restricted Stock underlying the Performance Shares shall be issued and the conditions and dates upon which such shares of Restricted Stock shall become vested and nonforfeitable, which dates shall not be earlier than the date as of which the Performance Shares vest.

8.2 Performance Stock Units. Any Eligible Individual selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalent of shares of Stock and/or units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant. Performance Awards may be paid in shares of Stock (including shares of Restricted Stock).

8.3 Dividend Equivalents. Any Eligible Individual selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award other than an Option or SAR, to be credited as of dividend payment dates, during the period between the date such Award is granted and the date such Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee, provided, however, that if Dividend Equivalents are granted in connection with an Award that is subject to any vesting conditions, such Dividend Equivalents shall only be paid out to the Participant to the extent that the vesting conditions are subsequently satisfied and the related Award vests.

8.4 Stock Payments. Any Eligible Individual selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

8.5 Deferred Stock. Any Eligible Individual selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Except as otherwise provided by the Committee, Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company shareholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

8.6 Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the distribution date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. Restricted Stock Units may be paid in shares of Stock. On the distribution date, the Company shall, subject to Section 9.5(b), transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.

Article 9.

Provisions Applicable to Awards

9.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

9.2 Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

9.3 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. No Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the Committee (or the Board in the case of Awards granted to Non-Employee Directors). Notwithstanding the foregoing, to the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award (each transferee thereof, a “Permitted Assignee”) (i) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of the Participant and/or one or more of the Persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the participant or the Persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided, however, that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; provided further, that such transfers shall not be for any monetary consideration; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.

9.4 Beneficiaries. Notwithstanding Section 9.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5 Stock Certificates; Book Entry Procedures.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

(b) Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

9.6 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

9.7 Term. Except as otherwise provided herein, the term of any Award shall be set by the Committee in its discretion.

9.8 Exercise or Purchase Price. Except as set forth in Sections 5.1(a) and 7.1(b), the Committee may establish the exercise or purchase price, if any, of any Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

9.9 Treatment upon Termination of Employment or Service. An Award shall only be exercisable or payable while the Participant is an Employee, Consultant or Director, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or Disability, or otherwise.

9.10 Form of Payment. Except as may otherwise be provided in the Plan, payments with respect to any Awards granted under this Plan shall be made in Stock.

9.11 Award Agreement. All Awards granted under this Plan shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

Article 10.

Changes in Capital Structure

10.1 Adjustments.

(a) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 10.1(b) and 10.1(c):

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, will be equitably adjusted. The adjustments provided under this Section 10.1(a)(i) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(ii) With respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3), the Committee shall make such equitable adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such Equity Restructuring.

(b) Other than in connection with an Equity Restructuring, in the event of any combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee may make such equitable adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan.

(c) Other than in connection with an Equity Restructuring, in the event of any transaction or event described in Section 10.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash and/or property, if any, equal to the fair value of such Award, as determined by the Committee (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 10.1(c), the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Award holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Award and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future; and (iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement.

10.2 Acceleration Upon a Change in Control. Notwithstanding Section 10.1, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant’s Award does not remain outstanding or is not assumed or an equivalent award substituted by a successor entity, then immediately prior to the Change in Control such Award shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 10.2, this Section 10.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect. For the purposes of this Section 10.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each share of Stock subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Stock for each share of Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received for each share of Stock subject to the Award to be solely common stock of the successor corporation or its parent equal in fair market value

10.3 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

10.4 Restrictions on Exercise. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the shares of Stock or the share price of the Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of 30 days prior to the consummation of any such transaction.

Article 11.

Administration

11.1 Committee. Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term “Committee” as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, may delegate administration of the Plan to a Committee consisting of two or more members of the Board. Unless otherwise determined by the Board, the Committee shall consist solely of two or more members of the Board each of whom is a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule and an “independent director” under the rules of the NASDAQ Stock Market (or other principal securities market on which shares of Stock are traded); provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing, the Committee may delegate its authority hereunder to the extent permitted by Section 11.5. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act, are required to be determined in the sole discretion of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment; Committee members may resign at any time by delivering written notice to the Board; and vacancies in the Committee may only be filled by the Board.

11.2 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

11.3 Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to each Eligible Individual;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

11.4 Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

11.5 Delegation of Authority. To the extent permitted by applicable law or the rules of any securities exchange or automated quotation system on which the shares of Stock are listed, quoted or traded, the Board or the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) Employees who are subject to Section 16 of the Exchange Act or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under applicable securities laws or the rules of any securities exchange or automated quotation system on which the shares of Stock are listed, quoted or traded. Any delegation hereunder shall be subject to the restrictions and limits that the Board or the Committee, as applicable, specifies at the time of such delegation, and the Board or the Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.5 shall serve in such capacity at the pleasure of the Board.

Article 12.

Effective and Expiration Date

12.1 Effective Date. The Plan shall become effective as of the Effective Date. The Plan will be submitted for the approval of the Company’s shareholders within twelve (12) months after the date this Plan is approved by the Board.

12.2 Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

Article 13.

Amendment, Modification, and Termination

13.1 Amendment, Modification, and Termination. Subject to Section 14.15, with the approval of the Board, at any time and from time to time, the Committee may wholly or partially terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) shareholder approval shall be required for any amendment to the Plan that (i) increases the number of shares of Stock available under the Plan (other than any adjustment as provided by ARTICLE 10), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option or a SAR beyond ten years from the date of grant (subject to Section 5.1(b) and the last sentence of Section 7.1(a)). Notwithstanding any provision in this Plan to the contrary, absent approval of the shareholders of the Company, (i) except as permitted by ARTICLE 10, no Option or SAR may be amended to reduce the per share exercise price of the shares subject to such Option or SAR below the per share exercise price as of the date the Option or SAR is granted and (ii) except as permitted by ARTICLE 10, no Award or cash award may be granted in exchange for the cancellation or surrender of an Option or SAR when the Option or SAR exercise or base price per share exceeds the Fair Market Value of the underlying Shares.

13.2 Awards Previously Granted. Except with respect to amendments made pursuant to Section 14.15, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

Article 14.

General Provisions

14.1 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

14.2 No Shareholders Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

14.3 Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the maximum statutory withholding rates (or such other rate as may be determined by the Company or, with respect to any person who is subject to the reporting requirements of Section 16(a) of the Exchange Act, the Committee, after considering any accounting consequences or costs) for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

14.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

14.5 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

14.6 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

14.7 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other compensation or benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

14.8 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

14.9 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

14.10 Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

14.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

14.12 Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

14.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

14.14 Claw-back. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Participant upon any receipt or exercise of any Award or upon the receipt or resale of any shares of Stock underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

14.15 Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance, the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

3. To approve, on a non-binding, advisory basis, the frequency of advisory stockholder approval of executive compensation. 1 Year 2 Years 3 Years Abstain 01 - Gary L. Crocker 04 - Ulrik B. Nielsen, Ph.D. 02 - Eric D. Andersen 05 - Russell T. Ray 03 - Noah G. Levy For Against Abstain For Against Abstain For Against Abstain 1 U P X Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03G7NE A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 4, 5 and 1 Year On Proposal 3. 2. To approve, on a non-binding, advisory basis, our executive compensation. 1. Election of Directors: For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. 4. To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. 5. To approve the Company’s 2021 Incentive Award Plan. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q 2021 Annual Meeting Proxy Card For Against Abstain You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/MACK or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/MACK Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/MACK Notice of 2021 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — June 10, 2021 Gary L. Crocker and Ulrik B. Nielsen, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Merrimack Pharmaceuticals, Inc. to be held on June 10, 2021 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of all nominees listed for the Board of Directors, FOR items 2, 4 and 5, and 1 Year on item 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) MERRIMACK PHARMACEUTICALS, INC. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. C Non-Voting Items Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.envisionreports.com/MACK The 2021 Annual Meeting of Shareholders of Merrimack Pharmaceuticals, Inc. will be held on Thursday, June 10, 2021 at 10:00 am ET, virtually via the internet at www.meetingcenter.io/293585146. The password for the meeting is MACK2021 To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.